UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

CAVITATION TECHNOLOGIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Cavitation Technologies, Inc.

10019 Canoga Avenue

Chattsworth, California 91311
(818) 718-0905

May 8, 2018

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Cavitation Technologies, Inc.:

We hereby notify you that the 2018 Annual Meeting of Stockholders of Cavitation Technologies, Inc., a Nevada corporation, will be held on June 27, 2018 at 9:30 a.m., Eastern Time, at the offices of our counsel, Gracin & Marlow, LLP, The Chrysler Building, 405 Lexington Avenue, 26 th Floor, New York, New York 10174, for the following purposes:

(1)	to elect the two (2) nominees for director named herein to hold office until our next Annual Meeting of Stockholders and until their successors are elected;
(2)	to ratify the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm for our fiscal year ending June 30, 2019;
(3)	to approve (in the event it is deemed advisable by our Board of Directors) an amendment to our Articles of Incorporation to effect a reverse stock split of our issued and outstanding shares of common stock, at a ratio to be determined in the discretion of our Board of Directors within a range of one (1) share of common stock for every four (4) to ten (10) shares of common stock (the “Reverse Stock Split”);
(4)	to authorize an adjournment of the Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal 3 (the “Adjournment”);
(5)	to approve the Cavitation Technologies, Inc. 2018 Stock Incentive Plan;
(6)	to approve, on advisory basis, our named executive officers’ compensation;
(7)	to recommend, on an advisory basis, a three year frequency for holding an advisory vote on our named executive officers’ compensation; and
(8)	to transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

The matters listed in this notice of meeting are described in detail in the accompanying proxy statement. Our Board of Directors has fixed the close of business on May 1, 2018 as the record date for determining those stockholders who are entitled to notice of and to vote at the meeting or any adjournment or postponement of our 2018 Annual Meeting. The list of the stockholders of record as of the close of business on May 1, 2018 will be made available for inspection at the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS:

THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS, THE PROXY STATEMENT AND OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 2017 ARE AVAILABLE ELECTRONICALLY AT WWW.CTINANOTECH.COM.

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Along with the attached proxy statement, we are sending to you our Annual Report on Form 10-K for our fiscal year ended June 30, 2017. Such annual report, which includes our audited consolidated financial statements, is not to be regarded as proxy solicitation material.

YOUR VOTE IS IMPORTANT

Even if you plan to attend the meeting, please sign, date, and return the enclosed proxy card in the envelope provided so that your vote will be counted if you later decide not to attend the meeting. No postage is required if the proxy card is mailed in the United States.

By order of the Board of Directors,

Igor Gorodinitsky
Chairman, and President

This Proxy Statement and the accompanying proxy card are being mailed to stockholders on or about May 14, 2018.

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TABLE OF CONTENTS

Page
PROXY STATEMENT	5
INFORMATION ABOUT VOTING	6
PROPOSAL 1: ELECTION OF DIRECTORS	12
THE NOMINEES	12
INFORMATION ABOUT THE NOMINEES	12
DIRECTOR INDEPENDENCE	13
INFORMATION REGARDING EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS	13
INFORMATION REGARDING THE COMMITTEES OF THE BOARD OF DIRECTORS	14
STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS	16
BOARD AND COMMITTEE MEETINGS	16
DIRECTOR ATTENDANCE AT ANNUAL MEETINGS	16
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	16
CORPORATE GOVERNANCE	16
LIMITS ON LIABILITY AND INDEMNIFICATION	17
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	17
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	19
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	19
FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	20
PROPOSAL 3: APPROVAL (IN THE EVENT IT IS DEEMED ADVISABLE BY OUR BOARD OF DIRECTORS) OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR ISSUED AND OUTSTANDING SHARES OF COMMON STOCK AT A RATIO TO BE DETERMINED IN THE DISCRETION OF OUR BOARD OF DIRECTORS WITHIN A RANGE OF ONE (1) SHARE OF COMMON STOCK FOR EVERY FOUR (4) TO TEN (10) SHARES OF COMMON STOCK	21
PROPOSAL 4: APPROVAL TO ADJOURN THE 2018 ANNUAL MEETING OF STOCKHOLDERS	28
PROPOSAL 5: APPROVAL OF THE CAVITATION TECHNOLOGIES, INC. 2018 STOCK INCENTIVE PLAN	29
PROPOSAL 6: ADVISORY VOTE ON THE APPROVAL OF EXECUTIVE COMPENSATION	35
PROPOSAL 7: ADVISORY VOTE ON A THREE YEAR FREQUENCY FOR HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION	36
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	37
COMPENSATION DISCUSSION AND ANALYSIS	37
EQUITY COMPENSATION PLAN	32
EXECUTIVE COMPENSATION	38
2017 DIRECTOR COMPENSATION	39
NO DISSENTERS’ RIGHTS	39
OTHER MATTERS	39
AVAILABILITY OF REPORT ON FORM 10-K	39
NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS (“HOUSEHOLDING” INFORMATION)	40
STOCKHOLDER PROPOSALS FOR THE 2018 ANNUAL MEETING	40
APPENDIX A — AMENDMENT TO ARTICLES OF INCORPORATION	A-1
APPENDIX B — CAVITATION TECHNOLOGIES, INC. 2018 STOCK INCENTIVE PLAN	B-1

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Cavitation Technologies, Inc.

10019 Canoga Avenue

Chattsworth, California 91311

(818) 718-0905

PROXY STATEMENT

For the Annual Meeting of Stockholders to be held on June 27, 2018

GENERAL INFORMATION

We are providing these proxy materials to holders of shares of common stock, par value $0.001 per share (the “Common Stock”) of Cavitation Technologies, Inc., a Nevada corporation (referred to as “Cavitation,” the “Company,” “we,” or “us”), in connection with the solicitation of proxies on behalf of our Board of Directors for use at our 2018 Annual Meeting of Stockholders to be held on June 27, 2018, beginning at 9:30 a.m., Eastern Time at the offices of our counsel, Gracin & Marlow, LLP, The Chrysler Building, 405 Lexington Avenue, 26 th Floor, New York, New York 10174, and at any adjournment or postponement of our 2018 Annual Meeting of Stockholders.

The notice of our 2018 Annual Meeting of Stockholders, this Proxy Statement, and a proxy card, together with our Annual Report on Form 10-K for the year ended June 30, 2017, are being mailed to our stockholders on or about May 14, 2018. Such annual report, which includes our audited financial statements, is not to be regarded as proxy solicitation material. We will bear the cost of our solicitation of proxies. The original solicitation of proxies by mail may be supplemented by personal interview, telephone, or facsimile by our directors, officers, or employees, who will receive no additional compensation for such services. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held by any such persons, and we will reimburse those custodians, nominees, and fiduciaries for the reasonable out-of-pocket expenses incurred by them in doing so.

Our Board of Directors is soliciting votes FOR each of the nominees for election to our Board of Directors, FOR the ratification of the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm for our fiscal year ending on June 30, 2019, FOR the approval (in the event it is deemed advisable by our Board of Directors) of an amendment to our articles of incorporation, as amended (the “Articles of Incorporation”) to effect a reverse stock split of our issued and outstanding shares of common stock at a ratio to be determined in the discretion of our Board of Directors within a range of one (1) share of common stock for every four (4) to ten (10) shares of common stock (the “Reverse Stock Split”); FOR authority to adjourn the 2018 Annual Meeting of Stockholders, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of the Reverse Stock Split (the “Adjournment”); FOR the approval of the Cavitation Technologies, Inc. 2018 Stock Incentive Plan; FOR the approval, on an advisory basis, of the compensation of our named executive officers; and FOR the recommendation, on an advisory basis, of a three year frequency for holding an advisory vote on the compensation of our named executive officers.

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INFORMATION ABOUT VOTING

Q:	Why am I receiving these materials?

A:	The Board of Directors is providing these proxy materials to you in connection with our 2018 Annual Meeting of Stockholders, which is scheduled to take place on June 27, 2018. As a stockholder of record as of May 1, 2018, you are invited to attend the 2018 Annual Meeting of Stockholders and to vote on the items of business described in this proxy statement.

Q:	What information is contained in these materials?

A:	The information included in this proxy statement relates to the proposals to be voted on at the 2018 Annual Meeting of Stockholders, the voting process, the compensation of our directors and executive officers, and other required information.

Q:	What items of business will be voted on at the 2018 Annual Meeting of Stockholders?

A:	The seven items of business scheduled to be voted on at the 2018 Annual Meeting of Stockholders are: (1) the election of our directors; (2) the ratification of our independent registered public accounting firm; (3) the approval (in the event it is deemed advisable by our Board of Directors) of an amendment to our Articles of Incorporation to effect a reverse stock split of our issued and outstanding shares of common stock at a ratio to be determined in the discretion of our Board of Directors within a range of one (1) share of common stock for every four (4) to ten (10) shares of common stock; (4) the adjournment of the 2018 Annual Meeting of Stockholders, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of the Reverse Stock Split; (5) the approval of our 2018 Stock Incentive Plan; (6) the approval, on an advisory basis, of the compensation of our named executive officers; and (7) the recommendation, on an advisory basis, of a three year frequency for holding an advisory vote on the compensation of our named executive officers.

Q:	How does the Board of Directors recommend that I vote?

A:	The Board of Directors recommends that you vote your shares FOR each of the nominees to our Board of directors; FOR the ratification of the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm for our fiscal year ending on June 30, 2019; FOR the approval (in the event it is deemed advisable by our Board of Directors) of an amendment to our Articles of Incorporation to effect a reverse stock split of our issued and outstanding shares of common stock at a ratio to be determined in the discretion of our Board of Directors within a range of one (1) share of common stock for every four (4) to ten (10) shares of common stock; FOR authority to adjourn the 2018 Annual Meeting of Stockholders, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of the Reverse Stock Split; FOR the approval of the 2018 Stock Incentive Plan; FOR the approval, on an advisory basis, of the compensation of our named executive officers; and FOR the recommendation, on an advisory basis, of a three year frequency for holding an advisory vote on the compensation of our named executive officers.

Q:	What shares can I vote?

A:	You may vote or cause to be voted all shares owned by you as of the close of business on May 1, 2018, the record date. These shares include: (1) shares held directly in your name as a stockholder of record; and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:

Most of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

If your shares are registered directly in your name with our transfer agent, Nevada Agency and Transfer Company, you are considered, with respect to those shares, the stockholder of record and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to Igor Gorodinitsky and Naum Voloshin, or either of them, or to vote your shares in person at the meeting. The Board of Directors has enclosed a proxy card for you to use to grant a voting proxy.

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If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or nominee together with a voting instruction card. As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the 2018 Annual Meeting of Stockholders. Since you are not the stockholder of record, however, you may not vote these shares in person at the meeting unless you obtain from the broker or nominee that holds your shares a valid proxy from them giving you the right to vote the shares. Your broker or nominee should have enclosed or provided voting instructions for you to use in directing the broker or nominee how to vote your shares. If you hold your shares through a broker and you do not give instructions to the record holder on how to vote, the record holder will be entitled to vote your shares in its discretion on certain matters considered routine, such as the ratification of the appointment of our independent auditors and the Reverse Stock Split. The uncontested election of directors, the 2018 Stock Incentive Plan, the Adjournment, the advisory vote on executive compensation and the advisory vote on frequency for holding the advisory vote are not considered a routine matter. Therefore, brokers do not have the discretion to vote on the election of directors, the 2018 Stock Incentive Plan, the Adjournment, the advisory vote on executive compensation and the advisory vote on frequency for holding the advisory vote. If you hold your shares in street name and you do not instruct your broker how to vote in these matters, no votes will be cast on your behalf. These “broker non-votes” will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but not as shares entitled to vote on a particular proposal.

Q:	May I attend the 2018 Annual Meeting of Stockholders?

A:	You are entitled to attend the 2018 Annual Meeting of Stockholders only if you were a stockholder as of the close of business on May 1, 2018, or you hold a valid proxy for the 2018 Annual Meeting of Stockholders. You should be prepared to present photo identification for admittance. If you are not a record holder but hold shares beneficially through a broker or nominee (that is, in “street name”), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to May 1, 2018, a copy of the voting instruction card provided by your broker or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you may not be admitted to the 2018 Annual Meeting of Stockholders. The 2018 Annual Meeting of Stockholders will begin promptly at 9:30 a.m. (Eastern Time). Check-in will begin at 9:00 a.m., and you should allow ample time for the check-in procedures.

Q:	How can I vote my shares in person at the 2018 Annual Meeting of Stockholders?

A:	You may vote by ballot in person at the 2018 Annual Meeting of Stockholders any shares that you hold as the stockholder of record. You may only vote in person shares held in street name if you obtain from the broker or nominee that holds your shares a valid proxy giving you the right to vote the shares.

Q:	How can I vote my shares without attending the 2018 Annual Meeting of Stockholders?

A:

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may, without attending the meeting, direct how your shares are to be voted.

Stockholder of Record — Shares Registered in Your Name: If you are a stockholder of record, in addition to voting in person at the 2018 Annual Meeting of Stockholders, you may vote by proxy through the internet, or vote by proxy using a proxy card. Whether or not you plan to attend the 2018 Annual Meeting of Stockholders, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

•	Vote by Internet , by going to the web address www.stocktrack.simplyvoting.com and following the instructions for internet voting shown on your proxy card. Your Internet vote must be received by 11:59 p.m., Eastern Time, on June 26, 2018

•	Vote by Proxy Card , by completing, signing, dating and mailing the enclosed proxy card in the envelope provided. If you return your signed proxy card to us before the 2018 Annual Meeting of Stockholders, we will vote your shares as you direct. If you vote by internet, please do not mail your proxy card.

Beneficial Owner — Shares Registered in the Name of a Broker or Bank: If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received an instruction card containing voting instructions from that organization rather than from us. You will be provided with instructions to vote by internet or to vote by mailing in your instruction card. Simply follow the voting instructions in the voting instruction card to ensure that your vote is counted.

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We provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure authenticity and correctness of your proxy vote instructions. Please be aware, however, that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

Q:	Can I change my vote?

A:	You may change your vote at any time prior to the vote at the 2018 Annual Meeting of Stockholders. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the 2018 Annual Meeting of Stockholders and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially, you may change your vote by submitting new voting instructions to your broker or nominee or, if you have obtained a valid proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person. You may also change your vote by sending a written notice of revocation to the Corporate Secretary, Cavitation Technologies, Inc., 10019 Canoga Avenue, Chattsworth, California 91311. Even if you plan to attend the 2018 Annual Meeting of Stockholders, we recommend that you also submit your proxy or voting instructions or vote through the internet so that your vote will be counted if you later decide not to attend the 2018 Annual Meeting of Stockholders.

Q:	Can I revoke my proxy?

A:	You may revoke your proxy before it is voted at the 2018 Annual Meeting of Stockholders. To revoke your proxy, notify our Corporate Secretary in writing at 10019 Canoga Avenue, Chattsworth, California 91311, or deliver to our corporate secretary a duly executed proxy bearing a later date. You may also revoke your proxy by appearing at the 2018 Annual Meeting of Stockholders in person and voting your shares. Attendance at the meeting will not, by itself, revoke a proxy. If you vote by internet, you may also revoke your proxy by granting a subsequent proxy by telephone or internet. Attendance at the 2018 Annual Meeting of Stockholders will not, by itself, revoke a proxy. If your shares are held by your broker or bank as nominee or agent, you should follow the instructions provided by your broker or bank.

Q:	Who can help answer my questions?

A:	If you have any questions about the 2018 Annual Meeting of Stockholders or how to vote or revoke your proxy, or you need additional copies of this proxy statement or voting materials, you should contact the Corporate Secretary, Cavitation Technologies, Inc., 10019 Canoga Avenue, Chattsworth, California 91311 (818) 718-0905.

Q:	How are votes counted?

A	In the election of directors (Proposal No. 1), you may vote FOR each of the two (2) nominees or you may direct your vote to be WITHHELD with respect to any one of the two (2) nominees.

With respect to Proposals 2, 3, 4, 5 and 6 you may vote FOR, AGAINST, or ABSTAIN. On these proposals, if you vote ABSTAIN, it has the same effect as a vote AGAINST. With respect to Proposal 7, you may vote one year, two years, three years or ABSTAIN.

If you provide specific instructions, your shares will be voted as you instruct. If you sign and return your proxy card but do not give voting instructions, the shares represented by that proxy will be voted FOR each of the two (2) nominees for election as director, FOR the ratification of the appointment of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2019, FOR the approval (in the event it is deemed advisable by our Board of Directors) of an amendment to our Articles of Incorporation to effect a reverse stock split of our issued and outstanding shares of common stock at a ratio to be determined in the discretion of our Board of Directors within a range of one (1) share of common stock for every four (4) to ten (10) shares of common stock; FOR authority to adjourn the 2018 Annual Meeting of Stockholders, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of the Reverse Stock Split; FOR the approval of the Company’s 2018 Stock Incentive Plan, FOR the approval, on an advisory basis, of the compensation of our named executive officers, and FOR the recommendation, on an advisory basis, of a three year frequency for holding an advisory vote on the compensation of our named executive officers.

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Q:	What is a quorum and why is it necessary?

A:

Conducting business at the meeting requires a quorum. The presence, either in person or by proxy, of the holders of a majority of our shares of common stock outstanding on May 1, 2018 is necessary to constitute a quorum. On the record date, there were 197,197,906 shares outstanding and entitled to vote. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the 2018 Annual Meeting of Stockholders. Abstentions and broker non-votes (which result when your shares are held in “street name” and you do not tell the nominee how to vote your shares and are described in detail below) are treated as present for purposes of determining whether a quorum exists. Broker non-votes are relevant in determining whether a quorum is present at the meeting.

Q:	What are Broker Non-Votes?

A:

Under the rules of the New York Stock Exchange, member brokers who hold shares in street name for their customers that are the beneficial owners of those shares have the authority to only vote on certain “routine” items in the event that they have not received instructions from beneficial owners. Under New York Stock Exchange rules, when a proposal is not a “routine” matter and a member broker has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm may not vote the shares on that proposal since it does not have discretionary authority to vote those shares on that matter. A “broker non-vote” is submitted when a broker returns a proxy card and indicates that, with respect to particular matters, it is not voting a specified number of shares on that matter, as it has not received voting instructions with respect to those shares from the beneficial owner and does not have discretionary authority to vote those shares on such matters. “Broker non-votes” are not entitled to vote at the 2018 Annual Meeting of Stockholders with respect to the matters to which they apply; however, “broker non-votes” will be included for purposes of determining whether a quorum is present at the 2018 Annual Meeting of Stockholders.

Proposals 1, 4, 5, 6 and 7 are considered “non-routine” matters. As a result, brokers that do not receive instructions with respect to any of Proposals 1, 4, 5, 6 and 7 from their customers will not be entitled to vote on such proposal.

Proposals 2 and 3 are considered a “routine” matter. As a result, brokers that do not receive instructions with respect to Proposals 2, 3 and 4 from their customers will be entitled to vote on such proposal.

Q:	What is the voting requirement to approve each of the proposals?

A:	•	In the election of directors (Proposal 1), the two (2) persons receiving the highest number of votes at the Annual Meeting will be elected. Accordingly, withheld votes and broker non-votes have no effect on the election of any nominee (Proposal 1). You do not have the right to cumulate your votes.

•	To be approved, Proposal 2, which relates to the ratification of the appointment of Weinberg & Company, P.A, as our independent registered public accounting firm for the year ending June 30, 2019, must receive FOR votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote at the 2018 Annual Meeting of Stockholders. Abstentions will have the same effect as an AGAINST vote. This is a matter on which brokers, banks, or other nominees have discretionary voting authority and thus we do not expect any broker non-votes with respect to Proposal 2. This vote is advisory, and therefore is not binding on us, the Audit Committee or our Board of Directors. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

•	To be approved, Proposal 3 (the Reverse Stock Split), which relates to the approval of a reverse stock split must receive FOR votes from the holders of a majority of the issued and outstanding shares of common stock as of the record date. Accordingly, abstentions with respect to this proposal will have the same effect as voting AGAINST this proposal. This is a matter on which brokers, banks, or other nominees have discretionary voting authority and thus we do not expect any broker non-votes with respect to Proposal 3.

•	To be approved, Proposal 4 (the Adjournment), which relates to the approval of an adjournment of the 2018 Annual Meeting must receive FOR votes from the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the 2018 Annual Meeting of Stockholders. Accordingly, abstentions with respect to this proposal will have the same effect as voting AGAINST. Broker non-votes will have no effect on this proposal.

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•	To be approved, Proposal 5 (the 2018 Plan), which relates to the 2018 Stock Incentive Plan, must receive FOR votes from the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the 2018 Annual Meeting of Stockholders. Accordingly, Abstentions with respect to this proposal will have the same effect as voting AGAINST this proposal. Broker non-votes will have no effect on this proposal.

•	To be approved, Proposal 6 (Executive Compensation Advisory Vote), which relates to the approval of the executive compensation, must receive FOR votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote at the 2018 Annual Meeting of Stockholders. Accordingly, Abstentions with respect to this proposal will have the same effect as voting AGAINST this proposal. Broker non-votes will have no effect on this proposal. The say-on-pay vote is advisory, and therefore not binding on the Company or our Board of Directors. Our Board of Directors values the opinions of our stockholders and, to the extent there is any significant vote against the named executive officer compensation as disclosed in the proxy statement, we will consider our stockholders’ concerns and the Board of Directors will evaluate whether any actions are necessary to address those concerns.

•	To be approved, Proposal 7 (Frequency of Advisory Vote), which is an advisory vote on the frequency of the advisory vote on executive compensation, the preferred voting frequency that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation going forward. Accordingly, abstentions and broker non-votes will have no effect. Stockholders have an option of choosing one, two or three years for the frequency of the advisory vote on executive compensation or they may abstain. This vote is advisory, and therefore is not binding on us or our Board of Directors and therefore we can change the frequency in our discretion if we determine that such a change would be in the best interests of the Company and its stockholders.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date, and return each proxy card and voting instruction card that you receive.

Q:	Where can I find the voting results of the 2018 Annual Meeting of Stockholders?

A:	We intend to announce preliminary voting results at the 2018 Annual Meeting of Stockholders and publish final results in a Current Report on Form 8-K which will be filed within four days of the meeting.

Q:	What happens if additional matters are presented at the 2018 Annual Meeting of Stockholders?

A:	Other than the seven items of business described in this proxy statement, we are not aware of any other business to be acted upon at the 2018 Annual Meeting of Stockholders. If you grant a proxy, the persons named as proxy holders, Mr. Igor Gorodinitsky, our President, and Naum Voloshin our Chief Financial Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy for any one or more other candidates nominated by the Board of Directors.

Q:	How many shares are outstanding and how many votes is each share entitled?

A:	Each share of our common stock that is issued and outstanding as of the close of business on May 1, 2018, the record date, is entitled to be voted on all items being voted on at the 2018 Annual Meeting of Stockholders, with each share being entitled to one vote on each matter. On the record date, 197,197,906 shares of common stock were issued and outstanding.

Q:	Who will count the votes?

A:	One or more inspectors of election will tabulate the votes.

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Q:	Is my vote confidential?

A:	Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within the Company or to anyone else, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

Q:	Who will bear the cost of soliciting votes for the 2018 Annual Meeting of Stockholders?

A:	The Board of Directors is making this solicitation on behalf of the Company, which will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Certain of our directors, officers, and employees, without any additional compensation, may also solicit your vote in person, by telephone, or by electronic communication. On request, we will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

Q:	May I propose actions for consideration at next year’s Annual Meeting of Stockholders?

A:	You may submit proposals for consideration at future stockholder meetings. In order for a stockholder proposal to be considered for inclusion in the proxy statement for our Annual Meeting next year, however, the written proposal must be received by us by January 8, 2019. Those proposals also must comply with Securities and Exchange Commission (the “SEC”) regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored Proxy materials.

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PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors nominated for annual election as director each of the individuals identified below, all of whom are incumbent directors.

The following table sets forth the name, age and position of each of our director nominees:

Person	Age	Position

Igor Gorodnitsky	56	President, PEO, Secretary and Director
James Fuller	75	Director

Our Audit Committee standing member is James Fuller. We anticipate forming compensation, governance, and other committees as necessary.

Our directors and officers serve until their successor is elected and qualified, or until their earlier resignation or removal.

THE NOMINEES

Currently, the Board of Directors consists of two (2) members: Igor Gorodinitsky and James Fuller. The Board of Directors believes that it is in our best interests to elect the below-described nominees, each to serve as a director until the next Annual Meeting of stockholders and until his or her successor shall have been duly elected and qualified. All of the nominees have consented to being named in this proxy statement and to serve as a director if elected. At the time of the 2018 Annual Meeting of Stockholders, if any of the nominees named above is not available to serve as director (an event that the Board of Directors does not currently have any reason to anticipate), all proxies will be voted for any one or more other persons that the Board of Directors designates in their place.

The Board believes that each of our directors is highly qualified to serve as a member of the Board and each has contributed to the mix of skills, core competencies and qualifications of the Board of Directors. When evaluating candidates for election to the Board, the Board seeks candidates with certain qualities that it believes are important, including experience, skills, expertise, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest, those criteria and qualifications described in each director’s biography below and such other relevant factors that the Board considers appropriate in the context of the needs of the Board of Directors.

INFORMATION ABOUT THE NOMINEES

Set forth below are summaries of the background, business experience and descriptions of the principal occupation for at least the past five years of each of our current nominees for election as directors:

Igor Gorodnitsky. Mr. Gorodnitsky has been our President and member of the Board of Directors since October 26, 2008, and he became our Secretary and Principal Executive Officer in November of 2012. Mr. Gorodnitsky developed expertise in handling and processing hazardous waste material. As a Senior Haz-Mat Specialist, he coordinated and successfully completed more than 500 emergency response Haz-mat clean-ups over the past 20 years. He coordinated and supervised Haz Mat projects, emergency and routine spill clean-ups, and confined space entry tasks. He coordinated and scheduled manpower and purchased and scheduled equipment and materials for containment and treatment of spills. He successfully managed, coordinated and supervised projects including Hazscanning, sampling, lab-packing, manifesting, profiling, labeling, and other special procedures for a variety of commercial clients and municipalities. He is a chemist by training and holds numerous certifications and licenses including Hazwoper Training Program, Confined Space Entry and Gas Vapour HazCating, Certified Uniform Waste Manifest Training, Basic and Intermediate HazCating, On-Scene Incident Commander Emergency, Site Remediation Methods, Underground Storage Tank Removal, Health & Safety Supervisor Certification, Hazardous Certification, and Tosco Refinery Safety. Mr. Gorodnitsky was president of Express Environmental Corp. since its inception in 1980 until he sold his interest in January 2009. Based on his significant industry experience and management skills it was determined that Mr. Gorodnitsky should serve on our Board.

James Fuller .. Mr. Fuller has been a director since February, 2010. He was formerly a Vice President of the New York Stock Exchange and director of the Securities Investor Protection Corporation. In addition to his over 30 years of experience in the securities markets, Mr. Fuller sat on the Board of Trustees of the University of California, Santa Cruz and previously served as Chairman of their Audit Committee and Independent Financial Expert. Jim has been a partner at Baytree Capital Associates, LLC since March 2008. He received his BS in Political Science from San Jose State University and his MBA from California State University - Fresno. Mr. Fuller also served as a Director of Propell Technologies Group, Inc (OTCQB: PROP), a public company engaged in oil and gas exploration from October 14, 2011 until February 17, 2015. Since May 2017, Mr. Fuller has served as a Director of QPAGOS (OTCQB: QPAG), a provider of next generation physical and virtual payment services in Mexican. Based on Mr. Fuller’s extensive experience in finance as well as his prior public company experience it was determined that Mr. Fuller should serve on our Board.

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DIRECTOR INDEPENDENCE

We have determined that James Fuller is an “independent” director under the definition set forth in the listing standards of the NASDAQ Capital Markets. Mr. Gorodnitsky is not independent due to his position with us.

INFORMATION REGARDING EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Set forth below are summaries of the background, business experience and descriptions of the principal occupation for at least the past five years of each of our executive officers who are not directors:

Naum Voloshin. Mr. Voloshin, age 54, has over 20 years of experience in investment banking, business operations and marketing. Prior to joining us in November 2012, Mr. Voloshin worked for several developmental stage companies in US, Europe and Asia. The scope of his duties was to provide management, supervision, business experience and marketing skills.

Leadership Structure

Our President also serves as our Chairman of the Board and we do not have a formal policy on whether the same person should (or should not) serve as both the President and Chairman of the Board. Our Board does not have a lead independent director. Our Board has determined its leadership structure is appropriate and effective for us given our stage of development.

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INFORMATION REGARDING THE COMMITTEES OF THE BOARD OF DIRECTORS

Our Audit Committee is comprised of James Fuller, who is an “audit committee financial expert.” We do not have a Compensation Committee or a Nominating Committee.

Audit Committee

The Audit Committee met four (4) times during the year ended June 30, 2017. The primary purpose of the Audit Committee is to act on behalf of the Board of Directors in its oversight of all material aspects of our accounting and financial reporting processes, internal controls and audit functions, including our compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

The duties of the Audit Committee include the hiring and retaining of our independent registered public accounting firm, which reports to the Audit Committee. The Audit Committee reviews with our independent registered public accounting firm the scope and results of the audit engagement and the system of internal controls and procedures. The Audit Committee also reviews the effectiveness of procedures intended to prevent violations of laws. The Audit Committee also reviews, prior to publication, our quarterly earnings releases and our reports to the SEC on Forms 10-K and 10-Q. The formal report of the Audit Committee for the year ended June 30, 2017 is set forth under the caption “Report of the Audit Committee” in Proposal 2.

Our Board of Directors has determined that the member of the Audit Committee is “independent” under the applicable rules of the NYSE MKT and that the member is an “audit committee financial expert” within the meaning of the regulations of the SEC.

Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In order to be considered to be independent for purposes of Rule 10A-3, a member of an Audit Committee of a listed company may not, other than in his or her capacity as a member of the Audit Committee, the Board of Directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (2) be an affiliated person of the listed company or any of its subsidiaries. Each member of our Audit Committee is “independent” under Rule 10A-3 of the Exchange Act.

The Audit Committee has adopted a formal written charter, a copy of which is available on our website at www.ctinanotech.com in the Investors   section.

Process For Selection of Director Nominees

Due to the size of the Board and the fact that each Board member participates in the consideration for director nominees, we do not believe that we require a standing Nominating Committee.

Candidates for director should have certain minimum qualifications, including the ability to understand basic financial statements, being over 21 years of age, having relevant business experience (taking into account the business experience of the other directors), and having high moral character.

In evaluating an incumbent director whose term of office is set to expire, the Board reviews such director’s overall service to us during such director’s term, including the number of meetings attended, level of participation, quality of performance, and any transactions with us engaged in by such director during his term.

When selecting a new director nominee, the Board first determines whether the nominee must be independent for Audit Committee purposes or whether the candidate must qualify as an “audit committee financial expert.” The Board then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm to assist in the identification of qualified director candidates. The Board also will consider nominees recommended by our stockholders. The Board does not distinguish between nominees recommended by our stockholders and those recommended by other parties. The Board evaluates the suitability of potential nominees, taking into account the current composition of the Board of Directors, including expertise, diversity and the balance of inside and independent directors. The Board endeavors to establish a diversity of background and experience in a number of areas of core competency, including business judgment, management, accounting, finance, knowledge of our industry, strategic vision, research and development and other areas relevant to our business.

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Stockholders wishing to directly recommend candidates for election to the Board of Directors at our next annual meeting to be included in our Proxy Statement must do so by giving written notice to: Chairman of the Board, at Cavitation Technologies, Inc., 10019 Canoga Avenue, Chattsworth, California 91311. Any such notice must be delivered to the Chairman not less than 120 days prior to the anniversary of the preceding year’s proxy statement . The notice must state: (1) the name and address of the stockholder making the recommendations; (2) the name, age, business address, and residential address of each person recommended; (3) the principal occupation or employment of each person recommended; (4) the class and number of shares of the Company’s stock that are beneficially owned by each person recommended and by the recommending stockholder; (5) any other information concerning the persons recommended that must be disclosed in nominee and proxy solicitations in accordance with Regulation 14A of the Exchange Act; and (6) a signed consent of each person recommended stating that he or she consents to serve as a director of the Company if elected.

In considering any person recommended by one of our stockholders, the Board will look for the same qualifications that it looks for in any other person that it is considering for a position on the Board of Directors. Any stockholder nominee recommended by the Board of Directors for election at the next annual meeting of stockholders will be included in the Company’s Proxy Statement for that annual meeting.

Family Relationships

There are no family relationships between any of our directors or officers.

Code of Conduct and Ethics

We adopted a Code of Conduct and Ethics. Our Code of Conduct and Ethics obligates our directors, officers and employees to disclose potential conflicts of interest and prohibits those persons from engaging in conflict-of-interest transactions without our consent. Our Code of Conduct and Ethics is included in our Governance section of our Internet website, www.ctinanotech.com .

Vote Required

Provided that a quorum is present, the nominees for director receiving a plurality of the votes cast at the Annual Meeting in person or by proxy will be elected.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
YOUR SHARES FOR THE ELECTION OF EACH OF THESE NOMINEES.

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STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Board has established a process to receive communications from stockholders. Stockholders may contact any member or all members of the Board, any Board committee, or any chair of any such committee by mail. To communicate with the Board of Directors, any individual director or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent “c/o Corporate Secretary” at Cavitation Technologies, Inc., 10019 Canoga Avenue, Chattsworth, California 91311.

This centralized process assists the Board of Directors in reviewing and responding to stockholder communications in an appropriate manner. If a stockholder wishes to direct any communication to a specific member of the Board of Directors, the name of that member of the Board of Directors should be noted in the communication. The Board of Directors has instructed the Corporate Secretary to forward stockholder correspondence only to the intended recipients, and has also instructed the Corporate Secretary to review all stockholder correspondence and, in the Corporate Secretary’s discretion, refrain from forwarding any items deemed to be of a commercial or frivolous nature or otherwise inappropriate for the Board of Directors’ consideration. Any such items may be forwarded elsewhere in the Company for review and possible response.

BOARD AND COMMITTEE MEETINGS

During our fiscal year ended June 30, 2017, our Board of Directors held six (6) meetings and our Audit Committee held four (4) meetings. Each of our incumbent directors that were directors during our fiscal year ended June 30, 2017 attended at least 75% of the meetings of the Board of Directors and Board committees on which such director served during 2017.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

Our directors are encouraged, but not required, to attend the 2018 Annual Meeting of Stockholders.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10 percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Such officers, directors and persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file with the SEC.

Based solely on a review of the copies of such forms that were received by us, or written representations from certain reporting persons that no Forms 5 were required for those persons, we are not aware of any failures to file reports or report transactions in a timely manner during the year ended June 30, 2017 other than a Form 4 with respect to the issuance of a warrant to purchase 3,000,000 shares of common stock granted in January 2017 to each of Messrs. Gorodnitsky, Gordon and Voloshin and a Form 4 with respect to the issuance of a warrant to purchase 1,000,000 shares of common stock granted in January 2017 issued to Mr. Fuller.

CORPORATE GOVERNANCE

Risk Oversight

The Board has an active role, as a whole and also at the committee level, in overseeing management of our risks. The Board regularly reviews information regarding our strategy, finances and operations, as well as the risks associated with each. The Audit Committee is responsible for oversight of Company risks relating to accounting matters, financial reporting, internal controls and legal and regulatory compliance. The Audit Committee undertakes, at least annually, a review to evaluate these risks and then meets separately with management responsible for such area, including our Chief Financial Officer, and report to the Board on any matters identified during such discussions with management. In addition, the Board of Directors considers risks related to the attraction and retention of talent as well as risks relating to the design of compensation programs and arrangements. The Board of Directors manages risks associated with the composition of the Board and corporate governance. While the Audit Committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks. The full Board considers strategic risks and opportunities and regularly receives detailed reports from the committee regarding risk oversight in their respective areas of responsibility.

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Review and Approval of Transactions with Related Persons

The Board of Directors has adopted policies and procedures for review, approval and monitoring of transactions involving the Company and “related persons” (directors and executive officers or their immediate family members, or stockholders owning five percent or greater of our outstanding stock). The policy covers any related person transaction that meets the minimum threshold for disclosure in the Proxy Statement under the relevant rules of the SEC. Pursuant to our charter, our Audit Committee shall review on an on-going basis for potential conflicts of interest, and approve if appropriate, all our “Related Party Transactions.” For purposes of the Audit Committee Charter, “Related Party Transactions” shall mean those transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404.

A discussion of our current related person transactions appears in this Proxy Statement under “Certain Relationships and Related Transactions.”

LIMITS ON LIABILITY AND INDEMNIFICATION

Our Articles of Incorporation provide that we will indemnify each person who serves at any time as a director, officer, employee, or agent of the Company to the fullest extent permitted by Nevada law or any other law then in effect or as it may hereafter be amended.

We believe that this indemnification covers at least negligence and gross negligence on the part of the indemnified parties. Insofar as indemnification for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers, and controlling persons of the Company under the foregoing provisions or otherwise, we have been advised that in the opinion of the SEC that indemnification is against public policy as expressed in the Securities Act, and is therefore unenforceable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information regarding the beneficial ownership of our common stock as of May 1, 2018, (the “Evaluation Date”) by: (i) each of our current directors, (ii) each of our named executive officers, and (iii) all such directors and executive officers as a group. We know of no other person or group of affiliated persons who beneficially own more than five percent of our common stock. The table is based upon information supplied by our officers, directors and principal stockholders and a review of Schedules 13D and 13G, if any, filed with the SEC. Unless otherwise indicated in the footnotes to the table and subject to community property laws where applicable, we believe that each of the stockholders named in the table has sole voting and investment power with respect to the shares indicated as beneficially owned.

Applicable percentages are based on 197,197,906 shares outstanding as of the Evaluation Date, adjusted as required by rules promulgated by the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of our common stock issuable pursuant to the exercise of stock options or warrants that are either immediately exercisable or exercisable within 60 days of the Evaluation Date. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

			Amount and
			Nature of
		Title of	Beneficial	Percent of
Name of Beneficial Owner		Class	Ownership	Class (2)

Igor Gorodnitsky	(1)	Common Stock	17,250,000	8.2	%(3)
President, Principal Executive Officer, Director

James Fuller	(1)	Common Stock	1,837,500		*%(4)
Chairman of Audit Committee, Director

Roman Gordon	(1)	Common Stock	19,323,015	9.6	%(5)
Senior Technology Manager

Naum Voloshin	(1)	Common Stock	6,000,000	3.0	%(6)
Principal Accounting Officer

Jon Gruber, trustee of John D. & Linda W. Gruber Revocable Trust	(1)	Common Stock	10,979,051	5.4	%(7)

West Point Partners LLC	(1)	Common Stock	17,220,000	8.0	%(8)

Directors and Officers		Common Stock	45,410,515	20.4%
(as a group, four individuals)

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*less than 1%

(1)	Unless otherwise set forth below, the mailing address of Executive Officers, Directors and 5% or greater holders is c/o the Company, 10019 Canoga Avenue, Chatsworth, California 91311. The address of the John D. & Linda W. Gruber Revocable Trust is 300 Tamal Plaza, Suite 280, Corte Madera, California 94925. The address of West Point partners LLC is 9909 Topanga Blvd, Suite 215, Chatsworth, California 91311.
(2)	Based on 197,197,906 issued and outstanding shares of common stock as of May 1, 2018.
(3)	Includes 5,000,000 shares of common stock, warrants to purchase 8,000,000 shares of common stock that are currently exercisable and an option to purchase 4,250,000 shares of common stock that are currently exercisable.
(4)	Includes 837,500 shares of common stock and warrants to purchase 1,000,000 shares of common stock that are currently exercisable.
(5)	Includes 14,523,015 shares of common stock and warrants to purchase 4,800,000 shares of common stock that are currently exercisable.
(6)	Includes warrants to purchase 6,000,000 shares of common stock that are currently exercisable.
(7)	Includes 5,979,051 shares of common stock and warrants to purchase 5,000,000 shares of common stock that are currently exercisable. Mr. Gruber is the trustee of the John D. & Linda W. Gruber Revocable Trust.
(8)	Includes 9,610,000 shares of common stock and warrants to purchase 7,610,000 shares of common stock that are currently exercisable. Miracle Mile Management is the manager of West Point Partners LLC and Galina Voloshin has the power to make disposition and voting decisions for Miracle Mile Management.

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PROPOSAL 2

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed Weinberg & Company, P.A as our independent registered public accounting firm for the year ending June 30, 2019.

Ratification of the appointment of Weinberg & Company, P.A by our stockholders is not required by law, our bylaws or other governing documents. As a matter of policy, however, the appointment is being submitted to our stockholders for ratification at the 2018 Annual Meeting of Stockholders. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

At the 2018 Annual Meeting of Stockholders, representatives of Weinberg & Company, P.A will be afforded an opportunity to make a statement if they so desire and are expected to be available by telephone to respond to appropriate questions.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS 1

Our Audit Committee reviews our financial reporting process on behalf of our Board of Directors. In April 2018, our Board of Directors adopted a written charter for our Audit Committee, which it re-evaluates annually in connection with the filing of our Annual Report on Form 10-K with the SEC. In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited financial statements contained in the Annual Report on Form 10-K for the year ended June 30, 2017, with our management and our independent registered public accounting firm for such year, Weinberg & Company, P.A. Our management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

The Audit Committee (1) discussed with Weinberg & Company, P.A the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301, Communications with Audit Committees , as amended and adopted by the PCAOB in Rule ; (2) received the written disclosures and the letter from Weinberg & Company, P.A required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence ; and (3) discussed with Weinberg & Company, P.A its independence. The Audit Committee also considered whether, and determined that, the independent registered public accounting firm’s provision of other non-audit services to us was compatible with maintaining Weinberg & Company, P.A’s independence.

You should note the member of our Audit Committee is not our employee and is not performing the functions of auditors or accountants. Accordingly, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to above do not constitute assurance that the audit of our financial statements has been carried out in accordance with generally accepted accounting principles or that our auditors are in fact independent.

Based on the review and discussions referred to above, the Audit Committee recommended to our Board of Directors (and our Board of Directors approved) that the audited financial statements be included in our Annual Report on Form 10-K for the year ended June 30, 2017, for filing with the SEC. In addition, the Audit Committee recommended to our Board of Directors and our Board of Directors approved that Weinberg & Company, P.A be appointed as our independent registered public accounting firm for the year ending June 30, 2019 and that this appointment be presented to stockholders for ratification.

Sole Member of the Audit Committee:

James Fuller

[1]	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table provides information regarding the fees billed to us by Weinberg & Company, P.A. for the years ended June 30, 2017 and 2016. All fees described below were approved by the Board:

	June 30, 2017	June 30, 2016

Audit Fees and Expenses (1)	$68,140	$76,730
Audit Related Fees (2)
All Other Fees	$19,409	$8,440

(1)	Audit fees and expenses were for professional services rendered for the audit and reviews of the consolidated financial statements of the Company, professional services rendered for issuance of consents and assistance with review of documents filed with the SEC.
(2)	The audit related fees were for professional services rendered for additional filing for registration statements and forms with the SEC.

Pre-Approval Policies and Procedures

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.

Prior to the engagement of the independent registered public accounting firm for the next year’s audit, management will submit a list of services and related fees expected to be rendered during that year for audit services, audit-related services, tax services and other fees to the Audit Committee for approval.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE SELECTION OF WEINBERG & COMPANY, P.A. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING JUNE 30, 2019.

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PROPOSAL 3

APPROVAL (IN THE EVENT IT IS DEEMED ADVISABLE BY OUR BOARD OF DIRECTORS) OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR ISSUED AND OUTSTANDING SHARES OF COMMON STOCK AT A RATIO TO BE DETERMINED IN THE DISCRETION OF OUR BOARD OF DIRECTORS WITHIN A RANGE OF ONE (1) SHARE OF COMMON STOCK FOR EVERY FOUR (4) TO TEN (10) SHARES OF COMMON STOCK

Our Board of Directors has adopted and is recommending that our stockholders approve a proposed certificate of amendment (in the event it is deemed by the Board to be advisable) to our Articles of Incorporation to effect a Reverse Stock Split of our issued and outstanding shares of common stock. Holders of our common stock are being asked to approve the proposal that Section 3.1 of our Articles of Incorporation be amended to effect a Reverse Stock Split of our common stock at a ratio to be determined in the discretion of our Board of Directors within the range of one (1) share of our common stock for every four (4) to ten (10) shares of our common stock and also to decide whether or not to proceed to effect a Reverse Stock Split or instead to abandon the proposed certificate of amendment altogether. Pursuant to the laws of the State of Nevada, our state of incorporation, the Board must adopt an amendment to our Articles of Incorporation to effect the Reverse Stock Split, and submit the amendment to stockholders for their approval. The form of the proposed certificate of amendment to our Articles of Incorporation to effect the Reverse Stock Split is attached as Appendix A to this proxy statement. If a certificate of amendment is filed with the Secretary of State of the State of Nevada, the certificate of amendment to the Articles of Incorporation will effect the Reverse Stock Split by reducing the outstanding number of shares of our common stock by the ratio to be determined by the Board. If the Board does not implement an approved Reverse Stock Split prior to the one-year anniversary of this meeting, the Board will seek stockholder approval before implementing any Reverse Stock Split after that time.

By approving this proposal, stockholders will approve the certificate of amendment to our Articles of Incorporation pursuant to which any whole number of outstanding shares, between and including four (4) and ten (10), would be combined into one share of common stock, and authorize the Board to file such certificate of amendment, as determined by the Board in the manner described herein. If approved, the Board may also elect not to effect any Reverse Stock Split and consequently not to file any certificate of amendment to the Articles of Incorporation. Our Board of Directors believes that stockholder approval of an amendment granting our Board of Directors this discretion, rather than approval of a specified exchange ratio, provides our Board of Directors with maximum flexibility to react to then-current market conditions and, therefore, is in the best interests of the Company and its stockholders. The Board may also elect not to do any reverse stock split. The Board’s decision as to whether and when to effect the Reverse Stock Split will be based on a number of factors, including market conditions and existing and expected trading prices for our common stock. Although our stockholders may approve the Reverse Stock Split, we will not effect the Reverse Stock Split if the Board of Directors does not deem it to be in our best interests and our stockholders best interest. The Reverse Stock Split, if authorized pursuant to this resolution and if deemed by the Board of Directors to be in the best interests of the Company and its stockholders, will be effected, if at all, at a time that is not later than one year from the date of the 2018 Annual Meeting of Stockholders. The Board will publicly announce the ratio selected for the Reverse Stock Split

This Proposal 3, the proposed approval of the certificate of amendment to our Articles of Incorporation to effect the Reverse Stock Split, will not change the number of authorized shares of common stock or preferred stock, or the par value of common stock or preferred stock. As of the date of this proxy statement, we do not have any current plans, arrangements or understandings relating to the issuance of any additional shares of authorized common stock that will become available following the Reverse Stock Split other than upon issuance of our currently outstanding options and warrants.

Purpose

The Company’s Board of Directors has unanimously adopted a resolution seeking stockholder approval to authorize the Board of Directors, to amend the Company’s Articles of Incorporation to effectuate the Reverse Split upon receipt of all necessary regulatory approvals and the passage of all necessary waiting periods. The Reverse Split would reduce the number of outstanding shares of our common stock. The Board of Directors had determined that it would be in the Company’s best interests to conduct a reverse split of its common stock at a ratio to be determined in the discretion of our Board of Directors within a range of one share of common stock for every four (4) to ten (10) shares of common stock and the Company has received the consent of holders of a majority of the voting power of the Company’s securities to authorize the Board of Directors to conduct the Reverse Split.

The primary purposes of the Reverse Split is to accomplish the following:

(1)	increase the per share price of the common stock to help maintain the interest of the markets and investors, to help attract, retain and motivate employees, and to aid in meeting the initial listing requirements of the NASDAQ Capital Markets;

(2)	reduce the number of outstanding shares of common stock to a level more consistent with other public companies with a similar anticipated market capitalization; and

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(3)	although there are no immediate plans, understandings, agreements or commitments to issue shares of common stock for any purpose, except to meet existing commitments, provide the management of the Company with additional flexibility to issue shares of common stock to facilitate future stock acquisitions and financings for the Company.

If the Reverse Split successfully increases the per share price of the Company’s common stock, as to which no assurance can be given, the Board of Directors believes this increase will enable the Company to meet the NASDAQ Capital Markets initial listing requirements.

For the above reasons, the Board of Directors believes that the Reverse Split is in the best interests of the Company and its stockholders. There can be no assurance, however, that the Reverse Split will have the desired benefits.

Principal Effects of the Reverse Split

If the stockholders approve the proposal to authorize the Board of Directors to implement the Reverse Stock Split and the Board of Directors determines to implement the Reverse Stock Split, we will publicly announce the selected ratio for the Reverse Stock Split and file the certificate of amendment to amend the existing provision of our Articles of Incorporation to effect the Reverse Stock Split. The text of the form of proposed certificate of amendment to our Articles of Incorporation is attached to this proxy statement as Appendix A ..

The Reverse Split will be effected simultaneously for all issued and outstanding shares of common stock and the exchange ratio will be the same for all issued and outstanding shares of common stock. The Reverse Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Split results in any of our stockholders owning a fractional share. After the Reverse Split, the shares of our common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to our common stock now authorized common stock issued pursuant to the Reverse Split will remain fully paid and non-assessable. The Reverse Split will not affect the Company continuing to be subject to the periodic reporting requirements of the Exchange Act. The Reverse Split is not intended to be, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

The Reverse Split may result in some stockholders owning “odd-lots” of less than 100 shares of our common stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

Following the effectiveness of any Reverse Split approved by the stockholders and implementation by the Board of Directors, current stockholders will hold fewer shares of common stock, with such number of shares dependent on the specific ratio for the Reverse Split. For example, if the Board of Directors approves of a 1-for-10 Reverse Split, a stockholder owning a “round-lot” of 100 shares of common stock prior to the Reverse Split would hold 10 shares of common stock following the Reverse Split. THE HIGHER THE REVERSE RATIO (1-FOR-10 BEING HIGHER THAN 1-FOR-4, FOR EXAMPLE), THE GREATER THE REDUCTION OF RELATED SHARES EACH EXISTING STOCKHOLDER, POST REVERSE STOCK SPLIT, WILL EXPERIENCE.

In deciding whether to implement the Reverse Split and the specific Reverse Split ratio to be used, the Board of Directors will consider primarily the satisfaction of the NASDAQ Capital Markets initial listing requirements. It may also consider, among other things: (i) the market price of the common stock at the time of the Reverse Split; (ii) the number of shares that will be outstanding after the split; (iii) the stockholders’ equity at such time; (iv) the shares of common stock available for issuance in the future; (v) the liquidity of the common stock in the market and the improved liquidity that may result; and (vi) the nature of the Company’s operations. The Board of Directors maintains the right to elect not to proceed with the Reverse Split if it determines, in its sole discretion, that this proposal is no longer in the best interests of the Company.

Risks Associated with the Reverse Split

There are risks associated with the Reverse Split, including that the Reverse Split may not result in a sustained increase in the per share price of our common stock. There is no assurance that:

•	the market price per share of our common stock after the Reverse Split will rise in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Split;
•	the Reverse Split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks;
•	the Reverse Split will result in a per share price that will increase our ability to attract and retain employees and other service providers; and
•	the market price per share will either exceed or remain in excess of the minimum bid price as required by NASDAQ Capital Market, or that we will otherwise meet the requirements of NASDAQ Capital Market for initial listing for trading on the NASDAQ Capital Market.

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Stockholders should note that the effect of the Reverse Split, if any, upon the market price for our common stock cannot be accurately predicted. In particular, we cannot assure you that prices for shares of our common stock after the Reverse Split will be four (4) to ten (10) times, as applicable, the prices for shares of our common stock immediately prior to the Reverse Split. Furthermore, even if the market price of our common stock does rise following the Reverse Split, we cannot assure you that the market price of our common stock immediately after the proposed Reverse Split will be maintained for any period of time. Even if an increased per-share price can be maintained, the Reverse Split may not achieve the desired results that have been outlined above. Moreover, because some investors may view the Reverse Split negatively, we cannot assure you that the Reverse Split will not adversely impact the market price of our common stock.

The market price of our common stock will also be based on our performance and other factors, some of which are unrelated to the Reverse Split or the number of shares outstanding. If the Reverse Split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a Reverse Split. The total market capitalization of our common stock after implementation of the Reverse Split when and if implemented may also be lower than the total market capitalization before the Reverse Split. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Split.

While we aim that the Reverse Split will be sufficient to comply with the initial listing requirements of the NASDAQ Capital Markets, it is possible that, even if the Reverse Split results in a bid price for our common stock that exceeds a bid price of $4.00 per share or a closing price of $3.00 per share (the Nasdaq Capital Markets requirement that will most likely be applicable to us), we may not be able to satisfy the other criteria for initial or continued listing of our common stock on NASDAQ Capital Markets. Our common stock currently does not meet the minimum bid or closing price requirements. To have our common stock eligible for initial listing on NASDAQ Capital Markets, we would also need to satisfy additional criteria under at least one of three standards. Under the “Equity Standard Listing Rules,” these criteria require, in addition to the minimum bid or closing price, that:

•	we have stockholders’ equity of at least $5 million;
•	our public float must consist of at least 1,000,000 shares with a market value of at least $15 million (public float defined under NASDAQ’s rules as the shares held by persons other than officers, directors and beneficial owners of greater than 10% of our total outstanding shares);
•	there be at least 300 stockholders;
•	there be at least three market makers for our common stock; and
•	we comply with certain corporate governance requirements.

We currently do not satisfy all of these other criteria and we cannot assure you that we will be successful in meeting all requisite initial listing criteria.

We believe that the Reverse Split may result in greater liquidity for our stockholders. However, it is also possible that such liquidity could be adversely affected by the reduced number of shares outstanding after the Reverse Split, particularly if the share price does not increase as a result of the Reverse Split.

Potential Anti-takeover Effects of a Reverse Split

Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any action, including the proposals discussed herein, that may be used as an anti-takeover mechanism. The Reverse Split, if effected, will result in a relative increase in the number of authorized but unissued shares of our common stock vis-à-vis the outstanding shares of our common stock and, could, under certain circumstances, have an anti-takeover effect, although this is not the purpose or intent of our Board of Directors. A relative increase in the number of authorized shares of common stock could have other effects on our stockholders, depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. A relative increase in our authorized shares could potentially deter takeovers, including takeovers that our Board of Directors has determined are not in the best interest of our stockholders, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover more difficult. For example, we could issue additional shares so as to dilute the stock ownership or voting rights of persons seeking to obtain control without our agreement. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Reverse Split therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the Reverse Split may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal.

However, the Board of Directors is not aware of any attempt to take control of our business and the Board of Directors has not considered the Reverse Split to be a tool to be utilized as a type of anti-takeover device.

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Common Stock

After the effective date of the Reverse Split, each stockholder will own fewer shares of our common stock. However, following the effective date of the Reverse Split the number of authorized shares of common stock and preferred stock will remain the same as they currently are.

Because our stockholders have no preemptive rights to purchase or subscribe for any of our unissued common stock, the future issuance of additional shares of common stock will reduce our current stockholders’ percentage ownership interest in the total outstanding shares of common stock. In the absence of a proportionate increase in our future earnings and book value, an increase in the number of our outstanding shares of common stock would dilute our projected future earnings per share, if any, and book value per share of all our outstanding shares of the common stock. If these factors were reflected in the price per share of our common stock, the potential realizable value of a stockholder’s investment could be adversely affected. An issuance of additional shares could therefore have an adverse effect on the potential realizable value of a stockholder’s investment. As of the date of this filing, the Company does not have any definitive plans, proposals or arrangements to issue any of the newly available authorized shares for any purpose.

This proposal has been prompted solely by the business considerations discussed in the preceding paragraphs. Any additional shares of common stock that would become available for issuance following the Reverse Split could also be used by the Company’s management to delay or prevent a change in control. The Board is not aware of any pending takeover or other transactions that would result in a change in control of the Company, and the proposal was not adopted in response to any such proposals.

All outstanding options and warrants to purchase shares of our common stock including any held by our officers and directors, would be adjusted as a result of the Reverse Split. In particular, the number of shares issuable upon the exercise or conversion of each instrument would be reduced, and the exercise price per share, if applicable, would be increased, in accordance with the terms of each instrument and based on the ratio of the Reverse Split.

The chart below outlines the capital structure as described in this proposal and prior to and immediately following a possible Reverse Split at various exchange ratios. The number of shares disclosed in the column “Number of shares of common stock before Reverse Split” reflects the number of shares as of the record date, May 1, 2018. The number of shares disclosed in the column “Number of shares of common stock after Reverse Split” gives further effect to the Reverse Split but does not give effect to any other changes, including any issuance of securities after May 1, 2018 or issuance of additional whole shares in exchange for fractional shares.

	Number of shares of common stock before Reverse Split	Estimated number of shares of common stock after Reverse Split (2)

		Ratio of Reverse Split:

		1:4	1:10

Authorized	1,000,000,000	1,000,000,000	1,000,000,000
Issued and Outstanding	197,197,906	49,299,476	19,719,791
Issuable under Outstanding Warrants	75,926,509	18,981,627	7,592,651
Issuable under Outstanding Stock Options	11,378,754	2,844,689	1,137,876
Authorized but Unissued(1)(2)	715,496,831	928,874,208	971,549,682

(1)	Shares authorized but unissued represent common stock available for future issuance beyond shares currently outstanding and shares issuable under outstanding stock options and warrants.
(2)	The shares presented are an estimate as we do not know the number of fractional share rounding’s that will be required to effectuate the Reverse Split for individual accounts.

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Procedure for Effecting Reverse Split and Exchange of Stock Certificates, if Applicable

If the Board of Directors believes that a Reverse Split is in the best interests of the Company and its stockholders, the Board of Directors will determine the ratio, within the range approved by the Company’s stockholders, of the Reverse Split to be implemented. The Company will file the certificate of amendment with the Secretary of State of the State of Nevada at such time as the Board of Directors has determined is the appropriate effective time for the Reverse Split. The Board of Directors may delay effecting the Reverse Split without re-soliciting stockholder approval. The Reverse Split will become effective on the effective date set forth in the certificate of amendment. Beginning on the effective date of the Reverse Split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

As soon as practicable after the effective date of the Reverse Split, stockholders will be notified that the Reverse Split has been effected. If you hold shares of common stock in a book-entry form, you will receive a transmittal letter from the Company’s transfer agent as soon as practicable after the effective time of the Reverse Split with instructions on how to exchange your shares. After you submit your completed transmittal letter, if you are entitled to post-split shares of our common stock, a transaction statement will be sent to your address of record as soon as practicable after the effective date of the split indicating the number of shares of common stock you hold.

Some stockholders hold their shares of common stock in certificate form or a combination of certificate and book-entry form. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates, if applicable. If you are a stockholder holding pre-split shares in certificate form, you will receive a transmittal letter from the Company’s transfer agent as soon as practicable after the effective time of the Reverse Split. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing the pre-split shares of our common stock for a statement of holding. When you submit your certificate representing the pre-split shares of our common stock, your post-split shares of our common stock will be held electronically in book-entry form in the Direct Registration System. This means that, instead of receiving a new stock certificate, you will receive a statement of holding that indicates the number of post-split shares you own in book-entry form. We will no longer issue physical stock certificates unless you make a specific request for a share certificate representing your post-split ownership interest.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Beginning on the effective time of the Reverse Split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Split. Instead, the Company will pay to each holder otherwise entitled to receive any fractional shares an amount equal to the fair value thereof, as determined in good faith by the Board of Directors. Each common shareholder will hold the same percentage of the outstanding common stock immediately following the Reverse Split as that shareholder did immediately prior to the Reverse Split, and except for minor adjustment due to the treatment of fractional shares.

Effect on Outstanding Stock Options and Warrants

The Company has not issued any options under a formal stock option plan but has assumed outstanding options to purchase 11,378,754 shares of common stock from the acquisition of its subsidiary Hydrodynamic Technology, Inc. In addition, we have issued to third party investors and others warrants to purchase shares of our common stock. As of May 1, 2018, the Company had issued and outstanding warrants to purchase up to 75,926,509 shares. In the event of a Reverse Split, our Board of Directors has the discretion to determine the appropriate adjustment to awards granted under the equity incentive plans. Further, the terms of our outstanding warrants all provide for appropriate adjustments in the event of a stock split. Accordingly, if the Reverse Split is approved by our stockholders and our Board of Directors decides to implement the Reverse Split, as of the effective date the number of all outstanding warrants and option grants, the number of shares issuable and the exercise price, as applicable, relating to options and warrants, will be proportionately adjusted using the Reverse Split ratio selected by our Board of Directors. Our Board of Directors has also authorized the Company to effect any other changes necessary, desirable or appropriate to give effect to the Reverse Split, including any applicable technical, conforming changes.

For example, if a 1-for-10 Reverse Split is effected, the aggregate number of shares of our common stock issuable under our outstanding warrants and stock options would be approximately 7,592,651 and 1,137,875 respectively, representing a 10-fold decrease in the number of shares issuable under those warrants and stock options. The terms of our outstanding warrants and stock options do not permit exercise for fractional shares. As such, the number of shares issuable under any individual outstanding warrant or stock option shall be rounded down as provided for under the specific terms of our equity incentive plans and warrants, or in the case of certain of our warrants, upon exercise of those warrants the Company will pay cash amounts for fractional shares that otherwise would be issued. Commensurately, the exercise price under each outstanding warrant and stock option would be increased by 10 times such that upon exercise, the aggregate exercise price payable by the warrant holder or optionee to the Company would remain the same. Furthermore, the aggregate number of shares currently available under our equity incentive plans for future stock option and other equity-based grants will be proportionally reduced to reflect the Reverse Split ratio.

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Accounting Matters

The Reverse Split will not affect the common stock capital account on our balance sheet. However, because the par value of our common stock will remain unchanged on the effective date of the split, the components that make up the common stock capital account will change by offsetting amounts. Depending on the size of the Reverse Split the Board of Directors decides to implement, the stated capital component will be reduced to an amount between one-fourth (1/4) and one-tenth (1/10) of its present amount, and the additional paid-in capital component will be increased with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our common stock will be increased because there will be fewer shares of common stock outstanding. Prior periods per share amounts will be restated to reflect the Reverse Split.

Material United States Federal Income Tax Consequences of the Reverse Split

The following discussion describes the anticipated material United States Federal income tax consequences to “U.S. holders” (as defined below) of Company capital stock relating to the Reverse Split. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (“IRS”), and other applicable authorities, all as currently in effect and all of which are subject to change or differing interpretations (possibly with retroactive effect). We have not obtained a ruling from the IRS or an opinion of legal or tax counsel with respect to the tax consequences of the Reverse Split. The following discussion is for information purposes only and is not intended as tax or legal advice. Each holder should seek advice based on the holder’s particular circumstances from an independent tax advisor.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of Company capital stock that is for United States Federal income tax purposes:

(1)	an individual citizen or resident of the United States;
(2)	a corporation (or other entity treated as a corporation for U.S. Federal income tax purposes) organized under the laws of the United States, any state, or the District of Columbia;
(3)	an estate with income subject to United States Federal income tax regardless of its source; or
(4)	a trust that (a) is subject to primary supervision by a United States court and for which United States persons control all substantial decisions or (b) has a valid election in effect under applicable Treasury Regulations to be treated as a United States person.

This discussion assumes that a U.S. holder holds Company capital stock as a capital asset within the meaning of Code Section 1221. This discussion does not address all of the tax consequences that may be relevant to a particular Company stockholder or to Company stockholders that are subject to special treatment under United States Federal income tax laws including, but not limited to, financial institutions, tax-exempt organizations, insurance companies, regulated investment companies, real estate investment trusts, entities disregarded from their owners for tax purposes, persons that are broker-dealers, traders in securities who elect the mark-to-market method of accounting for their securities, or Company stockholders holding their shares of Company capital stock as part of a “straddle,” “hedge,” “conversion transaction,” or other integrated transaction, or persons who hold their Company capital stock through individual retirement or other tax-deferred accounts. This discussion also does not address the tax consequences to the Company, or to Company stockholders that own 5% or more of the Company’s capital stock, are affiliates of Company, or are not U.S. holders. In addition, this discussion does not address other United States Federal taxes (such as gift or estate taxes or alternative minimum taxes), the tax consequences of the Reverse Split under state, local, or foreign tax laws or certain tax reporting requirements that may be applicable with respect to the Reverse Split. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences set forth below.

If a partnership (or other entity treated as a partnership for United States Federal income tax purposes) is a Company stockholder, the tax treatment of a partner in the partnership, or any equity owner of such other entity will generally depend upon the status of the person and the activities of the partnership or other entity treated as a partnership for United States Federal income tax purposes.

Tax Consequences of the Reverse Split Generally

We believe that the Reverse Split will qualify as a “reorganization” under Section 368(a)(1)(E) of the Code. Accordingly, provided that the fair market value of the post-Reverse Split shares is equal to the fair market value of the pre-Reverse Split shares surrendered in the Reverse Split:

•	A U.S. holder will not recognize any gain or loss as a result of the Reverse Split.

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•	A U.S. holder’s aggregate tax basis in his, her, or its post-Reverse Split shares will be equal to the aggregate tax basis in the pre-Reverse Split shares exchanged therefor.
•	A U.S. holder’s holding period for the post-Reverse Split shares will include the period during which such stockholder held the pre-Reverse Split shares surrendered in the Reverse Split.
•	For purposes of the above discussion of the basis and holding periods for shares of Company capital stock, and except as provided therein, holders who acquired different blocks of Company capital stock at different times for different prices must calculate their basis and holding periods separately for each identifiable block of such stock exchanged, converted, canceled or received in the Reverse Split.

Information Reporting and Backup Withholding

Cash payments received by a U.S. holder of Company capital stock pursuant to the Reverse Split are subject to information reporting, and may be subject to backup withholding at the applicable rate specified by the U.S. Internal Revenue Service if the holder fails to provide a valid taxpayer identification number and comply with certain certification procedures or otherwise establish an exemption from backup withholding. Backup withholding is not an additional United States Federal income tax. Rather, the U.S. Federal income tax liability of the person subject to backup withholding will be reduced by the amount of the tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is timely furnished to the IRS.

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PROPOSAL 4

APPROVAL TO ADJOURN THE 2018 ANNUAL MEETING

Our stockholders are being asked to consider and vote upon an adjournment of the 2018 Annual Meeting of Stockholders, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of approval of a proposed amendment to our Articles of Incorporation, as amended, to effectuate the Reverse Stock Split as described in Proposal 3.

Vote Required

Approval of the adjournment of the 2018 Annual Meeting of Stockholders requires an affirmative vote of a majority of the votes properly cast for or against this proposal at the 2018 Annual Meeting of Stockholders. Accordingly, abstentions on this proposal will have the same effect as a vote against the proposal. Broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE ADJOURNMENT OF THE ANNUAL MEETING, IF A QUORUM IS PRESENT, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES TO APPROVE PROPOSAL 3, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE ADJOURNMENT UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

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PROPOSAL 5

APPROVAL OF THE CAVITATION TECHNOLOGIES, INC. 2018 STOCK INCENTIVE PLAN

In April 2018, our Board of Directors adopted, subject to stockholder approval at the 2018 Annual Meeting, the 2018 Stock Incentive Plan. Our Board of Directors is asking our stockholders to approve the 2018 Stock Incentive Plan.

The principal provisions of the 2018 Stock Incentive Plan are summarized below, a copy of which is attached hereto as Appendix B . The following discussion is qualified in its entirety by reference to the 2018 Stock Incentive Plan.

Purpose of the 2018 Stock Incentive Plan

The Board of Directors believes that the Plan is necessary for us to attract, retain and motivate our employees, directors and consultants through the grant of stock options, stock appreciation rights, restricted stock and restricted stock units. We believe that the Plan is best designed to provide the proper incentives for our employees, directors and consultants, ensures our ability to make performance-based awards, and meets the requirements of applicable law. There are currently five (5) individuals that would be eligible to participate in the Plan, of which three (3) are directors or executive officers and two (2) are employees.

Administration

The Plan generally will be administered by the Plan Administrator, which is currently our entire Board of Directors; however, in the future, the Plan Administrator may be a Committee of the Board, such as a Compensation Committee. The Board of Directors does not currently have a Compensation Committee. The Plan Administrator will have full authority to establish rules and regulations for the proper administration of the Plan, to select the employees, directors and consultants to whom awards are granted, and to set the date of grant, the type of award and the other terms and conditions of the awards, consistent with the terms of the Plan.

Limitation on Awards and Shares Available

The Plan will allow us to grant up to 25,000,000 shares of our common stock that may be delivered pursuant to awards granted during the life of the Plan.

Eligibility

Persons eligible to participate in the Plan include all of our employees, directors and consultants.

Awards

The Plan provides for the grant of: (i) incentive stock options; (ii) nonqualified stock options; (iii) stock appreciation rights; (iv) restricted stock; (v) restricted stock units; and (vi) other stock-based and cash-based awards to eligible individuals. The terms of the awards will be set forth in an award agreement, consistent with the terms of the Plan. No stock option will be exercisable later than ten years after the date it is granted.

The Plan Administrator is authorized to grant awards under the Plan intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). If the Plan Administrator is a Committee of the Board, any awards authorized under the Plan intended to qualify as “performance-based compensation” under Section 162(m) of the Code may be subject to approval by the Board of Directors as specified in the charter (the “Charter”) established by the Board of Directors for such Committee.

Stock Options .. The Plan Administrator may grant incentive stock options as defined in Section 422 of the Code and nonqualified stock options. If the Plan Administrator is a Committee of the Board, a grant of stock options may be subject to approval by the Board of Directors as specified in the Charter established by the Board of Directors for such Committee. Options shall be exercisable for such prices, shall expire at such times, and shall have such other terms and conditions as the Plan Administrator may determine at the time of grant and as set forth in the award agreement; however, the exercise price must be at least equal to 100% of the fair market value at the date of grant. The option price is payable in cash or other consideration acceptable to us.

Stock Appreciation Rights . The Plan Administrator may grant stock appreciation rights with such terms and conditions as the Plan Administrator may determine at the time of grant and as set forth in the award agreement. If the Plan Administrator is a Committee of the Board, a grant of stock appreciation rights may be subject to approval by the Board of Directors as specified in the Charter established by the Board of Directors for such Committee. The grant price of a stock appreciation right shall be determined by the Plan Administrator and shall be specified in the award agreement; however, the grant price must be at least equal to 100% of the fair market value of a share on the date of grant. Stock appreciation rights may be exercised upon such terms and conditions as are imposed by the Plan Administrator and as set forth in the stock appreciation right award agreement.

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Restricted Stock .. Restricted stock may be granted in such amounts and subject to the terms and conditions as determined by the Plan Administrator at the time of grant and as set forth in the award agreement. If the Plan Administrator is a Committee of the Board, a grant of restricted stock may be subject to approval by the Board of Directors as specified in the Charter established by the Board of Directors for such Committee. The Plan Administrator may impose performance goals for restricted stock awards. The Plan Administrator may authorize the payment of dividends on the restricted stock during the restricted period.

Restricted Stock Units . Restricted stock units may be granted in such amounts and subject to the terms and conditions as determined by the Plan Administrator at the time of grant and as set forth in the award agreement. If the Plan Administrator is a Committee of the Board, a grant of restricted stock units may be subject to approval by the Board of Directors as specified in the Charter established by such Committee. Restricted stock unit units represent a contingent right to receive one share of our common stock or, in the Plan Administrator’s discretion, the payment of cash for each unit in an amount equal to our share price. The Plan Administrator may impose performance goals for restricted stock units. The Plan Administrator may authorize the payment of dividend equivalents on the restricted stock units during the restricted period.

Other Awards .. The Plan Administrator may grant other types of equity-based or equity-related awards not otherwise described by the terms of the Plan, in such amounts and subject to such terms and conditions, as the Plan Administrator. Such awards may be based upon attainment of performance goals established by the Board of Directors and may involve the transfer of actual shares to participants, or payment in cash or otherwise of amounts based on the value of shares.

Amendment and Termination

Our Board of Directors may amend the Plan at any time, subject to stockholder approval to the extent required by applicable law or regulation or the listing standards of any market or stock exchange on which the common stock is at the time primarily traded. Additionally, stockholder approval will be specifically required to increase the number of shares available for issuance under the Plan.

Our Board of Directors may terminate the Plan at any time. Unless sooner terminated by the Board, the Plan will terminate on the close of business on April 27, 2028.

Miscellaneous

The Plan also contains provisions with respect to payment of exercise prices, vesting and expiration of awards, treatment of awards upon our sale, transferability of awards, and tax withholding requirements. Various other terms, conditions, and limitations apply, as further described in the 2018 Stock Incentive Plan.

Federal Income Tax Consequences

The following is a brief description of the principal federal income tax consequences, as of the date of this proxy statement, associated with the grant of awards under the Plan. This summary is based on our understanding of present United States federal income tax law and regulations. The summary does not purport to be complete or applicable to every specific situation. Furthermore, the following discussion does not address state or local tax consequences.

Options

Grant . There is no federal income tax consequence to the participant solely by reason of the grant of incentive stock options or nonqualified stock options under the Plan.

Exercise . The exercise of an incentive stock option is not a taxable event for regular federal income tax purposes if certain requirements are satisfied, including the requirement that the participant generally must exercise the incentive stock option no later than ninety days following the termination of the participant’s employment with us. However, such exercise may give rise to alternative minimum tax liability (see “Alternative Minimum Tax” below).

Upon the exercise of a nonqualified stock option, the participant will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the amount paid by the participant as the exercise price. The ordinary income recognized in connection with the exercise by a participant of a nonqualified stock option will be subject to both wage and employment tax withholding.

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The participant’s tax basis in the shares acquired pursuant to the exercise of an option will be the amount paid upon exercise plus, in the case of a nonqualified stock option, the amount of ordinary income, if any, recognized by the participant upon exercise thereof.

Qualifying Disposition .. If a participant disposes of shares of our common stock acquired upon exercise of an incentive stock option in a taxable transaction, and such disposition occurs more than two years from the date on which the option was granted and more than one year after the date on which the shares were transferred to the participant pursuant to the exercise of the incentive stock option, the participant will realize long-term capital gain or loss equal to the difference between the amount realized upon such disposition and the participant’s adjusted basis in such shares (generally the option exercise price).

Disqualifying Disposition .. If the participant disposes of shares of our common stock acquired upon the exercise of an incentive stock option (other than in certain tax free transactions) within two years from the date on which the incentive stock option was granted or within one year after the transfer of shares to the participant pursuant to the exercise of the incentive stock option, at the time of disposition the participant will generally recognize ordinary income equal to the lesser of (i) the excess of each such share’s fair market value on the date of exercise over the exercise price paid by the participant, or (ii) the participant’s actual gain. If the total amount realized on a taxable disposition (including return on capital and capital gain) exceeds the fair market value on the date of exercise of the shares of our common stock purchased by the participant under the option, the participant will recognize a capital gain in the amount of the excess. If the participant incurs a loss on the disposition (the total amount realized is less than the exercise price paid by the participant), the loss will be a capital loss.

Other Disposition .. If a participant disposes of shares of our common stock acquired upon exercise of a nonqualified stock option in a taxable transaction, the participant will recognize capital gain or loss in an amount equal to the difference between the participant’s basis (as discussed above) in the shares sold and the total amount realized upon disposition. Any such capital gain or loss (and any capital gain or loss recognized on a disqualifying disposition of shares of our common stock acquired upon exercise of incentive stock options as discussed above) will be short-term or long-term depending on whether the shares of our common stock were held for more than one year from the date such shares were transferred to the participant.

Alternative Minimum Tax . Alternative minimum tax is payable if and to the extent the amount thereof exceeds the amount of the taxpayer’s regular tax liability, and any alternative minimum tax paid generally may be credited against future regular tax liability (but not future alternative minimum tax liability). Alternative minimum tax applies to alternative minimum taxable income. Generally, regular taxable income as adjusted for tax preferences and other items is treated differently under the alternative minimum tax.

For alternative minimum tax purposes, the spread upon exercise of an incentive stock option (but not a nonqualified stock option) will be included in alternative minimum taxable income, and the taxpayer will receive a tax basis equal to the fair market value of the shares of our common stock at such time for subsequent alternative minimum tax purposes. However, if the participant disposes of the incentive stock option shares in the year of exercise, the alternative minimum tax income cannot exceed the gain recognized for regular tax purposes, provided that the disposition meets certain third party requirements for limiting the gain on a disqualifying disposition. If there is a disqualifying disposition in a year other than the year of exercise, the income on the disqualifying disposition is not considered alternative minimum taxable income.

There are no federal income tax consequences to us by reason of the grant of incentive stock options or nonqualified stock options or the exercise of an incentive stock option (other than disqualifying dispositions). At the time the participant recognizes ordinary income from the exercise of a nonqualified stock option, we will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above), provided that we satisfy our reporting obligations described below. To the extent the participant recognizes ordinary income by reason of a disqualifying disposition of the stock acquired upon exercise of an incentive stock option, and subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we generally will be entitled to a corresponding deduction in the year in which the disposition occurs. We are required to report to the Internal Revenue Service any ordinary income recognized by any participant by reason of the exercise of a nonqualified stock option. We are required to withhold income and employment taxes (and pay the employer’s share of the employment taxes) with respect to ordinary income recognized by the participant upon exercise of nonqualified stock options.

Stock Appreciation Rights

There are no tax consequences to the participant or us by reason of the grant of stock appreciation rights. In general, upon exercise of a stock appreciation rights award, the participant will recognize taxable ordinary income equal to the excess of the stock’s fair market value on the date of exercise over the stock appreciation rights’ base price, or the amount payable. Generally, with respect to employees, we are required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

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Restricted Stock

Unless a participant makes a Section 83(b) election, as described below, with respect to restricted stock granted under the Plan, a participant receiving such an award will not recognize income and we will not be allowed a deduction at the time such award is granted. While an award remains unvested or otherwise subject to a substantial risk of forfeiture, a participant will recognize compensation income equal to the amount of any dividends received and we will be allowed a deduction in a like amount. When an award vests or otherwise ceases to be subject to a substantial risk of forfeiture, the excess of the fair market value of the award on the date of vesting or the cessation of the substantial risk of forfeiture over the amount paid, if any, by the participant for the award will be ordinary income to the participant and will be claimed as a deduction for federal income tax purposes by us. Upon disposition of the shares received, the gain or loss recognized by the participant will be treated as capital gain or loss, and the capital gain or loss will be short-term or long-term depending upon whether the participant held the shares for more than one year following the vesting or cessation of the substantial risk of forfeiture.

However, by filing a Section 83(b) election with the Internal Revenue Service within 30 days after the date of grant, a participant’s ordinary income and commencement of holding period and the deduction will be determined as of the date of grant. In such a case, the amount of ordinary income recognized by such a participant and deductible by us will be equal to the excess of the fair market value of the award as of the date of grant over the amount paid, if any, by the participant for the award. If such election is made and a participant thereafter forfeits his or her award, no refund or deduction will be allowed for the amount previously included in such participant’s income.

Generally, with respect to employees, we are required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation and any tax withholding condition, we generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, if any, plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long- or short-term depending on whether the stock was held for more than one year from the date ordinary income is measured.

Restricted Stock Units

The recipient of an award of restricted stock units generally will not be taxed upon the grant or vesting of the award, but rather will recognize ordinary income in an amount equal to the amount paid to him or her in respect of such award at the time such award is paid. In either case, the Company will be entitled to a deduction at the time when, and in the amount that, the recipient recognizes ordinary income.

EQUITY COMPENSATION PLAN INFORMATION

New Plan Benefits Under the 2018 Stock Incentive Plan

At this time, we have not determined any grants that are to be made under the 2018 Stock Incentive Plan if the 2018 Stock Incentive Plan is approved by our stockholders.

Vote Required

The 2018 Stock Incentive Plan will be approved if the majority of the votes present in person or represented by proxy and entitled to vote at the 2018 Annual Meeting of Stockholders cast votes in favor of the action.

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Other than the 2018 Stock Incentive Plan which is subject to stockholder approval, we have not adopted a formal stock option plan. However, we have assumed outstanding stock options resulting from the acquisition of our wholly-owned subsidiary, Hydrodynamic Technology, Inc. In addition, we have made periodic non- plan grants. As of May 1, 2018, we had outstanding warrants to purchase 75,926,509 shares of common stock at exercise prices ranging from $0.03 per share to $0.67 per share expiring between June 30, 2019 and January 13, 2027. As of May 1, 2018, we had outstanding options to purchase 11,378,754 shares of common stock at exercise prices ranging from $0.03 per share to $0.12 per share expiring between August 1, 2018 and May 13, 2023. A summary of the stock option and warrant activity from June 30, 2015 through June 30, 2017 is as follows:

			Weighted-
			Average
		Weighted-	Remaining
		Average	Contractual
		Exercise	Life
	Options	Price	(Years)

Outstanding June 30, 2015	12,810,957	$0.44	5.35
- Granted	-	-	-
- Forfeited	-	-	-
- Exercised	-	-	-
- Expired	(214,965)	-	-
Outstanding at June 30, 2016	12,595,992	$0.44	4.96
- Granted	-	-	-
- Forfeited	-	-	-
- Exercised	-	-	-
- Expired	(910,140)	-	-
Outstanding at June 30, 2017	11,685,852	$0.37	2.41

As of June 30, 2017 and 2016, all outstanding options were fully vested and exercisable. The intrinsic value of the outstanding options as of June 30, 2017 was $110,000. The following table summarizes additional information concerning options outstanding and exercisable at June 30, 2017. Subsequent to June 30, 2017, options to purchase 307,098 shares of common stock expired unexercised.

	Options Outstanding			Options Exercisable
		Weighted	Weighted		Weighted
		Average	Average		Average
Exercise	Number	Remaining	Exercise	Number	Remaining
Price	of Shares	Life (Years)	Price	of Shares	Life (Years)

$0.03	11,000,000	5.36	$0.03	11,000,000	5.36
$0.33	174,022	0.89	$0.33	174,022	0.89
$0.67	511,830	0.97	$0.67	511,830	0.97
	11,685,852			11,685,852

Warrants

A summary of the Company’s warrant activity and related information from as of June 30, 2017 and 2016 is as follows.

			Weighted-
			Average
		Weighted-	Remaining
		Average	Contractual
		Exercise	Life
	Warrants	Price	(Years)

Outstanding at June 30, 2015	68,259,843	$0.07	5.77
Granted	-
Exercised	-
Expired	(3,933,333)
Outstanding at June 30, 2016	64,326,510	$0.07	5.09
Granted	11,600,000	0.03	7.5
Exercised	-
Expired	-
Outstanding at June 30, 2017	75,926,510	$0.06	4.81

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In January of 2017, the Company issued warrants to purchase 11,600,000 shares of common stock to directors, officers, employees and consultants. The warrants are exercisable at $0.03 per share, vested immediately and expired in 10 years from the grant date. Total fair value of these warrants at grant date was $453,000 using the Black-Scholes Option Pricing model with the following average assumptions: stock price of $0.04 per share, estimated life of 7.5 years; risk free interest rate of 2.15%; volatility of 173%, and dividend yield of 0%.

As of June 30, 2017 and 2016, all outstanding warrants were fully vested and exercisable. The intrinsic value of the outstanding warrants as of June 30, 2017 was $116,000. The following table summarizes additional information concerning warrants outstanding and exercisable at June 30, 2017.

	Warrants Outstanding			Warrants Exercisable
		Weighted	Weighted		Weighted
		Average	Average		Average
Exercise	Number	Remaining	Exercise	Number	Exercise
Price	of Shares	Life (Years)	Price	of Shares	Price

0.03 - 0.07	55,599,851	6.75	$0.05	55,599,851	$0.05
0.12	20,326,659	3.25	$0.12	20,326,659	$0.12
	75,926,510			75,926,510

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL
OF OUR 2018 STOCK INCENTIVE PLAN.

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PROPOSAL 6

ADVISORY VOTE ON THE APPROVAL OF EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act entitle our stockholders to vote to approve, on an advisory basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement pursuant to the SEC’s rules.

As described in this Proxy Statement, our executive compensation program is designed to (1) align executive officers’ interests with those of our stockholders; (2) attract, motivate and retain executive officers; and (3) reward the achievement of our annual, long-term and strategic goals. The Board of Directors continually reviews the compensation programs for our executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders' interests and current market practices.

The Board of Directors is asking our stockholders to indicate their support for our Named Executive Officer’s compensation as disclosed in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our executive compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, the Board of Directors will ask its stockholders to vote “FOR” the following resolution at the 2018 Annual Meeting of Stockholders:

“ RESOLVED , that the compensation paid to our Named Executive Officer, as disclosed in our Proxy Statement for the 2018 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

The say-on-pay vote is advisory, and therefore not binding on us, our Board of Directors. Our Board of Directors value the opinions of our stockholders and to the extent there is any significant vote against the Named Executive Officer’s compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the Board of Directors will evaluate whether any actions are necessary to address those concerns.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR

APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DESCRIBED UNDER

THE HEADING “SUMMARY COMPENSATION TABLE,” AND THE RELATED DISCLOSURES

CONTAINED IN THIS PROXY STATEMENT

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PROPOSAL 7

ADVISORY VOTE ON A THREE YEAR FREQUENCY FOR HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

In addition to the advisory approval of our executive compensation program, we are also holding a non-binding advisory vote by stockholders on the frequency with which stockholders would have an opportunity to hold an advisory vote on our executive compensation program. We have included this proposal among the items to be considered at the 2018 Annual Meeting of Stockholders pursuant to the requirements of Section 14A of the Exchange Act. We are providing stockholders the option of selecting a frequency of one, two or three years, or abstaining. For the reasons described below, the Board of Directors recommend that our stockholders select a frequency of three years.

After careful consideration, our Board of Directors is recommending a vote in favor of holding a stockholder advisory vote on executive compensation every three years. In reaching this recommendation, the Board had considered the relevant legislative and regulatory requirements, our executive compensation program and policies and practices, and the views expressed by our stockholders.

The Board has determined that, on balance, holding a stockholder advisory vote on executive compensation every three years, with the flexibility to hold such a vote more frequently if appropriate, is the best approach for us at this time for the following reasons:

•	The stockholder advisory vote on executive compensation is an additional, but not exclusive, opportunity for stockholders to communicate with the Board of Directors regarding our executive compensation program.

•	A longer vote cycle reinforces a longer-term perspective with respect to our executive compensation program, providing the Board of Directors with time to evaluate the results of the most recent stockholder advisory vote on executive compensation, as well as to develop and implement changes to our compensation policies and practices that may be appropriate, and then providing both the Board of Directors and the stockholders with the opportunity to assess the impact of those changes before the next such stockholder advisory vote.

Stockholders may vote on their preferred voting frequency for holding future advisory votes on executive compensation by choosing the option of one year, two years, or three years, or may abstain from voting. In considering this proposal, stockholders may wish to review the information presented in connection with the advisory vote on executive compensation (Proposal 6) above and in our Compensation Discussion and Analysis in this proxy statement.

The Board of Directors therefore recommends that our stockholders select “Three Years” when voting on the frequency of the advisory vote on executive compensation. Although the advisory vote is non-binding, our Board of Directors will review the results of the vote and take them into account in making a determination concerning the frequency of future advisory votes on executive compensation.

The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency of the advisory vote on executive compensation that has been selected by stockholders. However, because this vote is advisory and not binding on the Board of Directors or us, the Board of Directors may decide that it is in the best interests of our stockholders and us to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE OPTION OF EVERY THREE YEARS AS THE FREQUENCY WITH WHICH STOCKHOLDERS ARE PROVIDED AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than compensation agreements and other arrangements with our executive officers and directors, since the beginning of our last fiscal year, there has not been, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years and in which any of our directors, executive officers, holders of more than five percent of any class of our voting securities or any member of the immediate family of the foregoing persons had or will have a direct or indirect material interest.

COMPENSATION DISCUSSION AND ANALYSIS

Overview and Objective of Our Compensation Program

We seek to attract and retain executive talent by offering competitive compensation. The objective of our compensation program is to provide a compensation package that attracts and retains superior executive talent and rewards performance. Our executive compensation program is based upon the philosophy that (i) compensation should align with stockholders’ interests; (ii) compensation should be competitive; and (iii) compensation should motivate and reward achievement of goals.

We believe that certain of our Named Executive Officers, as further discussed below, have interests that are already substantially aligned with those of our stockholders and, therefore, we have not provided additional equity compensation to those Named Executive Officers.

Named Executive Officers

Compensation Program Design and Components

We use a simple and straightforward approach in compensating our full time Named Executive Officers in which base salary and potentially equity awards are the principal components. In addition, executives generally participate in the same benefit programs as our other employees. We also intend to provide equity compensation to our executive officers upon approval of our 2018 Stock Incentive Plan.

Due to our size, we do not believe it is necessary for us to have a separate Compensation Committee. All of the members of our Board of Directors participate in the consideration of executive officer and director compensation; except that our President, Igor Gorodinitsky, does not participate in the consideration of his own compensation. In setting the base salary, the Board considers the scope and accountability associated with each Named Executive Officer’s position and such factors as performance and experience of each Named Executive Officer. We also consider the amount of time spent performing services for our company. We design base pay to provide the essential reward for an employee’s work, and are required to be competitive in attracting talent. Igor Gorodinitsky, makes recommendations to the Board regarding the compensation of our other Named Executive Officers.

We have also awarded equity bonuses as a motivational tool for individual performance. Although to date, the Board of Directors has not established any fixed formula for determining bonuses, it does link them to certain objectives that are important to us, including financial performance of our company as a whole. The bonuses are to be awarded based on whether, in the discretion of the Board of Directors, the Named Executive Officer met certain objectives established on an annual basis by the Board of Directors.

Upon the approval of the 2018 Stock Incentive Plan, we plan on promoting our interests and those of our stockholders by providing our directors, officers, employees and consultants, with appropriate incentives and rewards to encourage them to enter into and continue in our employ or service, to acquire a proprietary interest in our long-term success and to reward the performance of individuals in fulfilling long-term corporate objectives. We currently do not have any contractual obligations with respect to awards under our 2018 Stock Incentive Plan. See “Proposal 5 Approval of the Cavitation Technologies, Inc. 2018 Stock Incentive Plan.”

Compensation Risk Management

We have considered the risk associated with our compensation policies and practices for all employees, and we believe we have designed our compensation policies and practices in a manner that does not create incentives that could lead to excessive risk taking that would have a material adverse effect on us.

37

Code of Conduct and Ethics

We have adopted a Code of Conduct and Ethics that applies to all officers, directors and employees. A copy of our Code of Conduct and Ethics is included in the Governance section of our Internet website, www.ctinanotech.com . A copy may also be obtained free of charge by mailing a request in writing to: Cavitation Technologies, Inc., 10019 Canoga Avenue, Chatsworth, California 91311. If we make any substantive amendments to the Code of Conduct and Ethics or grant any waiver from a provision of the Code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver in a current report on Form 8-K.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth a summary of cash and non-cash compensation awarded, earned or paid for services rendered to us during the years ended June 30, 2017 and 2016 by our “named executive officers,” consisting of each individual serving as principal executive officer during the year ended June 30, 2017.

								Changes in
								Pension
								Value and
					Stock		Non-Equity	Non-Qualified	All
					Awards	Warrant	Incentive Plan	Deferred	Other
	Year	Salary		Bonus	(1)	Awards	Compensation	Compensation	Compensation	Totals
Igor Gorodnitsky *	2017	$169,000	(1)	$-	-	$120,000	$-	$-	$-	$289,000
President, Principal Executive Officer	2016	$169,000	(1)	$-	-	$-	$-	$-	$-	$169,000

Naum Voloshin	2017	$156,000	(2)	$-	-	$120,000	$-	$-	$-	$276,000
Principal Accounting Officer	2016	$97,000	(2)	$-	-	$-	$-	$-	$-	$97,000

Outstanding Equity Awards at Fiscal Year-End

The table below reflects all outstanding equity awards made to each of the named executive officers that are outstanding as of June 30, 2017.

		Option Awards
		Number	Number
		of securities	of securities
		Underlying	Underlying
	Option/warrant	Unexercised	Unexercised	Option/warrant	Option/warrant
	grant	Options/warrants	Options/warrants	Exercise	expiration
Name	date	# Exercisable	# Unexercisable	Price	date

Igor Gorodnitsky	12/18/2012	4,250,000	-	$0.05	12/18/2022
President and	3/20/2013	5,000,000	-	$0.04	3/20/2023
Principal Executive Officer	1/13/2017	3,000,000	-	$0.03	1/13/2027

Naum Voloshin	10/10/2013	3,000,000	-	$0.04	10/10/2023
Principal Accounting Officer	1/13/2017	3,000,000	-	$0.03	1/13/2027

The fair value of each option grant is estimated at the date of grant using the Black-Scholes option pricing model. Expected volatility is calculated based on the historical volatility of the Company’s stock. The risk-free interest rate is based on the U.S. Treasury yield for a term equal to the expected life of the options at the time of grant.

38

Employment Agreements

Our executive officers work as at-will employees.

Code Section 162(m) Provisions

Section 162(m) of the U.S. Internal Revenue Code, or the Code, generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the President or any of the four most highly compensated officers. Performance-based compensation arrangements may qualify for an exemption from the deduction limit if they satisfy various requirements under Section 162(m). Although we consider the impact of this rule when developing and implementing our executive compensation programs, we believe it is important to preserve flexibility in designing compensation programs. Accordingly, we have not adopted a policy that all compensation must qualify as deductible under Section 162(m) of the Code. While our stock options are intended to qualify as “performance-based compensation” (as defined by the Code), amounts paid under our other compensation programs may not qualify as such.

2017 DIRECTOR COMPENSATION

The following table sets forth information for the fiscal year ended June 30, 2017 regarding the compensation of our directors who at June 30, 2017 were not also named executive officers.

	Fees			Non-equity
	Earned			inventive	Non-qualified
	or paid	Stock	Option	plan	deferred	All other
	in cash	Awards	Awards	compensation	compensation	compensation	Total
Name	($)	($)	($)	($)	Earnings	($)	($)

James Fuller (1)	$-	$8,000	$39,130	$-	$-	$-	$47,130
Gerald Bailey (resigned)	$-	$-	$15,652	$-	$-	$-	$15,652

As of June 30, 2017 the following table sets forth the number of aggregate outstanding option or warrant awards held by each of our directors who were not also named executive officers:

Name	Aggregate Number of Option Awards
James Fuller	1,000,000
Gerald Bailey	400,000

NO DISSENTERS’ RIGHTS

The corporate action described in this Proxy Statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

OTHER MATTERS

As of the date of this Proxy Statement, our Board of Directors knows of no other matters to be presented for stockholder action at the 2018 Annual Meeting of Stockholders. However, other matters may properly come before the Annual Meeting or any adjournment or postponement thereof. If any other matter is properly brought before the 2018 Annual Meeting of Stockholders for action by the stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board of Directors.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

Our Annual Report for the year ended June 30, 2017 is being mailed to all stockholders concurrently with this Proxy Statement. Copies of our Form 10-K as filed with the SEC and any amendments thereto may be obtained without charge by writing to Cavitation Technologies, Inc., 10019 Canoga Avenue, Chattsworth, California 91311, Attention: Corporate Secretary. A complimentary copy may also be obtained at the internet website maintained by the SEC at www.sec.gov , and by visiting our internet website at www.ctinanotech.com ..

39

NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS
(“HOUSEHOLDING” INFORMATION)

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our stockholder materials, including this proxy statement. In that event, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement to us at: Cavitation Technologies, Inc., Attention: Corporate Secretary, Cavitation Technologies, Inc., 10019 Canoga Avenue, Chattsworth, California 91311 or by calling us at (818) 718-0905. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

STOCKHOLDER PROPOSALS FOR THE 2019 ANNUAL MEETING

Proposals of stockholders intended to be presented pursuant to Rule 14a-8 under the Exchange Act at the 2019 Annual Meeting must be received by us at our principal executive offices addressed to our Corporate Secretary no later than January 8, 2019 in order to be considered timely for inclusion in the 2019 Proxy Statement.

All proposals should be addressed to the Corporate Secretary, Cavitation Technologies, Inc., 10019 Canoga Avenue, Chattsworth, California 91311.

By order of the Board of Directors,

Igor Gorodinitsky
Chairman, and President

Chattsworth, California

May 8, 2018

40

APPENDIX A

FORM OF

CERTIFICATE OF AMENDMENT
TO THE ARTICLES OF INCORPORATION
OF
CAVITATION TECHNOLOGIES, INC.

Cavitation Technologies, Inc., a corporation organized and existing under the laws of the State of Nevada (the “Corporation”), does hereby certify:

1. The Board of Directors of the Corporation has duly adopted a resolution pursuant to Section 78.315 of the Nevada Revised Statutes, setting forth a proposed amendment to the Articles of Incorporation of the Corporation and declaring said amendment to be advisable. The requisite stockholders of the Corporation have duly approved said proposed amendment in accordance with Section 78.315 of the Nevada Revised Statutes. The amendment amends the Articles of Incorporation of the Corporation as follows:

Article IV is hereby amended to add the following paragraph at the end of Article IV:

“Effective at 5:01 p.m. Pacific time, on the date of the filing of this Certificate of Amendment to the Articles of Incorporation with the Secretary of State of the State of Nevada (the “ Effective Time ”), the shares of the Corporation’s Common Stock, par value $0.001 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Corporation immediately prior to the Effective Time shall be combined into a smaller number of shares such that each [4 to 10 shares, with the exact number of shares to be determined by the Board of Directors of issued and outstanding Common Stock immediately prior to the Effective Time] are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.001 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board of Directors.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

2. This Certificate of Amendment shall be effective as of ____ at ____ Pacific Time.

IN WITNESS WHEREOF , the Corporation has caused this Certificate of Amendment to the Articles of Incorporation to be signed by [ ], its [ ], this [     ] day of [       ], 201[  ].

CAVITATION TECHNOLOGIES, INC.

By:

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APPENDIX B

CAVITATION TECHNOLOGIES, INC.

2018 Stock Incentive Plan

1. Establishment and Purpose.

The purpose of the Cavitation Technologies, Inc. 2018 Stock Incentive Plan (the “Plan”) is to promote the interests of the Company and the stockholders of the Company by providing directors, officers, employees and consultants of the Company with appropriate incentives and rewards to encourage them to enter into and continue in the employ or service of the Company, to acquire a proprietary interest in the long-term success of the Company and to reward the performance of individuals in fulfilling long-term corporate objectives.

2. Administration of the Plan.

The Plan shall be administered by the Board of Directors or a Committee appointed by the Board of Directors (the “Plan Administrator”). The Plan Administrator shall have the authority, in its sole discretion, subject to and not inconsistent with the express terms and provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted (including whether an Option granted is an Incentive Stock Option or a Nonqualified Stock Option); to determine the number of shares of stock to which an Award may relate and the terms, conditions, restrictions and performance criteria, if any, relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged or surrendered; to make adjustments in the performance goals that may be required for any award in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company (to the extent not inconsistent with Section 162(m) of the Code, if applicable), or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

The Plan Administrator may, in its absolute discretion, without amendment to the Plan, (a) accelerate the date on which any Option granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Option, and (b) accelerate the vesting date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock, or other Award or otherwise adjust any of the terms applicable to any such Award. Notwithstanding the foregoing, and subject to Sections 4(c) and 4(d), neither the Board of Directors, the Plan Administrator nor their respective delegates shall have the authority to re-price (or cancel and/or re-grant) any Option, Stock Appreciation Right or, if applicable, other Award at a lower exercise, base or purchase price without first obtaining the approval of our stockholders.

Subject to Section 162(m) of the Code and except as required by Rule 16b-3 with respect to grants of Awards to individuals who are subject to Section 16 of the Exchange Act, or as otherwise required for compliance with Rule 16b-3 or other applicable law, the Plan Administrator may delegate all or any part of its authority under the Plan to an employee, employees or committee of employees.

Subject to Section 162(m) of the Code and Section 16 of the Exchange Act, to the extent the Plan Administrator deems it necessary, appropriate or desirable to comply with foreign law or practices and to further the purpose of the Plan, the Plan Administrator may, without amending this Plan, establish special rules applicable to Awards granted to Participants who are foreign nationals, are employed outside the United States, or both, including rules that differ from those set forth in the Plan, and grant Awards to such Participants in accordance with those rules.

All decisions, determinations and interpretations of the Plan Administrator (or the Board of Directors if the Plan Administrator is a Committee of the Board) shall be final and binding on all persons with any interest in an Award, including the Company and the Participant (or any person claiming any rights under the Plan from or through any Participant). No member of the Plan Administrator or the Board of Directors shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award.

Notwithstanding anything to the contrary set forth hereinabove, the full extent of the rights and powers of the Plan Administrator shall be set forth herein or if the Plan Administrator is a Committee of the Board, shall be exclusively determined by the Charter established by the Board of Directors for such Committee. As such, to the extent the Charter may require the Committee to seek the approval of the Board of Directors related to any Awards granted hereunder, the Committee shall seek such Board of Directors approval as a condition for any actions to be taken by it.

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3. Definitions.

(a)	“Agreement” shall mean the written agreement between the Company and a Participant evidencing an Award.

(b)	“Annual Incentive Award” shall mean an Award described in Section 6(g) hereof that is based upon a period of one year or less.

(c)	“Award” shall mean any Option, Restricted Stock, Restricted Stock Unit, Stock Bonus award, Stock Appreciation Right, Performance Award, Other Stock-Based Award or Other Cash-Based Award granted pursuant to the terms of the Plan.

(d)	“Board of Directors” shall mean the Board of Directors of the Company.

(e)	“Cause” shall mean a termination of a Participant’s employment by the Company or any of its Subsidiaries due to (i) the continued failure, after written notice, by such Participant substantially to perform his or her duties with the Company or any of its Subsidiaries (other than any such failure resulting from incapacity due to reasonably documented physical illness or injury or mental illness), (ii) the engagement by such Participant in serious misconduct that causes, or in the good faith judgment of the Board of Directors may cause, harm (financial or otherwise) to the Company or any of its Subsidiaries including, without limitation, the disclosure of material secret or confidential information of the Company or any of its Subsidiaries, or (iii) the material breach by the Participant of any agreement between such Participant, on the one hand, and the Company, on the other hand. Notwithstanding the above, with respect to any Participant who is a party to an employment agreement with the Company, Cause shall have the meaning set forth in such employment agreement.

(f)	A “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

(i) any Person is or becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 30% or more of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) below; or

(ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board of Directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board of Directors or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least a two-thirds of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

(iii) there is consummated a merger or consolidation of the Company with any other corporation other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a re-capitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 30% or more of the combined voting power of the Company’s then outstanding securities; or

(iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity at least 75% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

(g)	“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder. References in the Plan to specific sections of the Code shall be deemed to include any successor provisions thereto.

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(h)	“Committee” shall mean, at the discretion of the Board of Directors, a Committee of the Board of Directors, which shall consist of two or more persons, each of whom, unless otherwise determined by the Board of Directors, is an “outside director” within the meaning of Section 162(m) of the Code and a “nonemployee director” within the meaning of Rule 16b-3.

(i)	“Company” shall mean Cavitation Technologies, Inc., a Delaware corporation, and, where appropriate, each of its Subsidiaries.

(j)	“Company Stock” shall mean the common stock of the Company, par value $0.001 per share.

(k)	“Disability” shall mean permanent disability as determined pursuant to the Company’s long-term disability plan or policy, in effect at the time of such disability.

(l)	“Effective Date” shall mean the date as of which this Plan is adopted by the Board of Directors.

(m)	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(n)	The “Fair Market Value” of a share of Company Stock, as of a date of determination, shall mean (1) the closing sales price per share of Company Stock on the national securities exchange on which such stock is principally traded on the date of the grant of such Award, or (2) if the shares of Company Stock are not listed or admitted to trading on any such exchange and if the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Plan Administrator deems reliable, or (3) if the shares of Company Stock are not then listed on a national securities exchange or traded in an over-the-counter market or the value of such shares is not otherwise determinable, such value as determined by the Plan Administrator in good faith upon the advice of a qualified valuation expert. In no event shall the fair market value of any share of Company Stock, the Option exercise price of any Option, the appreciation base per share of Company Stock under any Stock Appreciation Right, or the amount payable per share of Company Stock under any other Award, be less than the par value per share of Company Stock.

(o)	“Incentive Stock Option” shall mean an Option that is an “incentive stock option” within the meaning of Section 422 of the Code, or any successor provision, and that is designated by the Plan Administrator as an Incentive Stock Option.

(p)	“Long Term Incentive Award” shall mean an Award described in Section 6(g) hereof that is based upon a period in excess of one year.

(q)	“Nonemployee Director” shall mean a member of the Board of Directors who is not an employee of the Company.

(r)	“Nonqualified Stock Option” shall mean an Option other than an Incentive Stock Option.

(s)	“Option” shall mean an option to purchase shares of Company Stock granted pursuant to Section 6(b).

(t)	“Other Cash-Based Award” shall mean a right or other interest granted to a Participant pursuant to Section 6(g) hereof other than an Other Stock-Based Award.

(u)	“Other Stock-Based Award” shall mean a right or other interest granted to a Participant, valued in whole or in part by reference to, or otherwise based on, or related to, Company Stock pursuant to Section 6(g) hereof, including but not limited to (i) unrestricted Company Stock awarded as a bonus or upon the attainment of performance goals or otherwise as permitted under the Plan, and (ii) a right granted to a Participant to acquire Company Stock from the Company containing terms and conditions prescribed by the Plan Administrator.

(v)	“Participant” shall mean an employee, consultant or director of the Company to whom an Award is granted pursuant to the Plan, and, upon the death of the employee, consultant or director, his or her successors, heirs, executors and administrators, as the case may be.

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(w)	“Performance Award” shall mean an Award granted to a Participant pursuant to Section 6(f) hereof.

(x)	“Person” shall have the meaning set forth in Section 3(a)(9) of the Exchange Act, except that such term shall not include (1) the Company, (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, or (4) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(y)	“Restricted Stock” shall mean a share of Company Stock which is granted pursuant to the terms of Section 6(e) hereof.

(z)	“Retirement” shall mean, in the case of employees, the termination of employment with the Company (other than for Cause) during or after the calendar year in which a Participant has or will reach (i) age 55 with ten years of service with the Company, or (ii) age 60 with five years of service with the Company. “Retirement” shall mean, in the case of directors, the termination of service with the Company (other than for Cause) during or after the calendar year in which a Participant has or will reach age 75 with five years of service with the Company.

(aa)	“Rule 16b-3” shall mean the Rule 16b-3 promulgated under the Exchange Act, as amended from time to time.

(bb)	“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

(cc)	“Stock Appreciation Right” shall mean the right, granted to a Participant under Section 6(d), to be paid an amount measured by the appreciation in the Fair Market Value of a share of Company Stock from the date of grant to the date of exercise of the right, with payment to be made in cash and/or a share of Company Stock, as specified in the Award or determined by the Plan Administrator.

(dd)	“Stock Bonus” shall mean a bonus payable in shares of Company Stock granted pursuant to Section 6(e) hereof.

(ee)	“Subsidiary” shall mean a “subsidiary corporation” within the meaning of Section 424(f) of the Code.

4. Stock Subject to the Plan.

(a) Shares Available for Awards . The maximum number of shares of Company Stock reserved for issuance under the Plan (all of which may be granted as Incentive Stock Options) shall be Twenty Five Million (25,000,000) shares. The Plan Administrator may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.

(b) Individual Limitation .. To the extent required by Section 162(m) of the Code, the total number of shares of Company Stock subject to Awards awarded to any one Participant during any tax year of the Company, shall not exceed Five Million (5,000,000) shares (subject to adjustment as provided herein).

(c) Adjustment for Change in Capitalization . In the event that the Plan Administrator shall determine that any dividend or other distribution (whether in the form of cash, Company Stock, or other property), recapitalization, Company Stock split, reverse Company Stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, makes an adjustment appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Plan Administrator shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (1) the number and kind of shares of Company Stock which may thereafter be issued in connection with Awards, (2) the number and kind of shares of Company Stock, securities or other property (including cash) issued or issuable in respect of outstanding Awards, (3) the exercise price, grant price or purchase price relating to any Award, and (4) the maximum number of shares subject to Awards which may be awarded to any employee during any tax year of the Company; provided that, with respect to Incentive Stock Options, any such adjustment shall be made in accordance with Section 424 of the Code; and provided further that, no such adjustment shall cause any Award hereunder which is or could be subject to Section 409A of the Code to fail to comply with the requirements of such section.

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(d) Reuse of Shares .. Except as set forth below, if any shares subject to an Award are forfeited, cancelled, exchanged or surrendered, or if an Award terminates or expires without a distribution of shares to the Participant, the shares of stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, withholding, termination or expiration, again be available for Awards under the Plan. Notwithstanding the foregoing, upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of shares of Company Stock as to which the Award is exercised and such number of shares shall no longer be available for Awards under the Plan. In addition, notwithstanding the forgoing, the shares of stock surrendered or withheld as payment of either the exercise price of an Option (including shares of stock otherwise underlying an Award of a Stock Appreciation Right that are retained by the Company to account for the appreciation base of such Stock Appreciation Right) and/or withholding taxes in respect of an Award shall no longer be available for Awards under the Plan.

5. Eligibility ..

The persons who shall be eligible to receive Awards pursuant to the Plan shall be the individuals the Plan Administrator shall select from time to time, who are employees (including officers of the Company and its Subsidiaries, whether or not they are directors of the Company or its Subsidiaries), Nonemployee Directors, and consultants of the Company and its Subsidiaries; provided, that Incentive Stock Options shall be granted only to employees (including officers and directors who are also employees) of the Company or its Subsidiaries.

6. Awards Under the Plan .

(a) Agreement .. The Plan Administrator may grant Awards in such amounts and with such terms and conditions as the Plan Administrator shall determine in its sole discretion, subject to the terms and provisions of the Plan. Each Award granted under the Plan (except an unconditional Stock Bonus) shall be evidenced by an Agreement as the Plan Administrator may in its sole discretion deem necessary or desirable and unless the Plan Administrator determines otherwise, such Agreement must be signed, acknowledged and returned by the Participant to the Company. Unless the Plan Administrator determines otherwise, any failure by the Participant to sign and return the Agreement within such period of time following the granting of the Award as the Plan Administrator shall prescribe shall cause such Award to the Participant to be null and void. By accepting an Award or other benefits under the Plan (including participation in the Plan), each Participant, shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, all provisions of the Plan and the Agreement.

(b) Stock Options.

(i) Grant of Stock Options . The Plan Administrator may grant Options under the Plan to purchase shares of Company Stock in such amounts and subject to such terms and conditions as the Plan Administrator shall from time to time determine in its sole discretion, subject to the terms and provisions of the Plan. The exercise price of the share purchasable under an Option shall be determined by the Plan Administrator, but in no event shall the exercise price be less than the Fair Market Value per share on the grant date of such Option. The date as of which the Plan Administrator adopts a resolution granting an Option shall be considered the day on which such Option is granted unless such resolution specifies a later date.

(ii) Identification .. Each Option shall be clearly identified in the applicable Agreement as either an Incentive Stock Option or a Nonqualified Stock Option and shall state the number of shares of Company Stock to which the Option (and/or each type of Option) relates.

(c) Special Requirements for Incentive Stock Options.

(i) To the extent that the aggregate Fair Market Value of shares of Company Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company shall exceed $100,000, such Options shall be treated as Nonqualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

(ii) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is deemed to own under the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company unless (A) the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and (B) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

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(d) Stock Appreciation Rights.

(i) The Plan Administrator may grant a related Stock Appreciation Right in connection with all or any part of an Option granted under the Plan, either at the time such Option is granted or at any time thereafter prior to the exercise, termination or cancellation of such Option, and subject to such terms and conditions as the Plan Administrator shall from time to time determine in its sole discretion, consistent with the terms and provisions of the Plan, provided, however, that in no event shall the appreciation base of the shares of Company Stock subject to the Stock Appreciation Right be less than the Fair Market Value per share on the grant date of such Stock Appreciation Right. The holder of a related Stock Appreciation Right shall, subject to the terms and conditions of the Plan and the applicable Agreement, have the right by exercise thereof to surrender to the Company for cancellation all or a portion of such related Stock Appreciation Right, but only to the extent that the related Option is then exercisable, and to be paid therefor an amount equal to the excess (if any) of (i) the aggregate Fair Market Value of the shares of Company Stock subject to the related Stock Appreciation Right or portion thereof surrendered (determined as of the exercise date), over (ii) the aggregate appreciation base of the shares of Company Stock subject to the Stock Appreciation Right or portion thereof surrendered. Upon any exercise of a related Stock Appreciation Right or any portion thereof, the number of shares of Company Stock subject to the related Option shall be reduced by the number of shares of Company Stock in respect of which such Stock Appreciation Right shall have been exercised.

(ii) The Plan Administrator may grant unrelated Stock Appreciation Rights in such amount and subject to such terms and conditions, as the Plan Administrator shall from time to time determine in its sole discretion, subject to the terms and provisions of the Plan, provided, however, that in no event shall the appreciation base of the shares of Company Stock subject to the Stock Appreciation Right be less than the Fair Market Value per share on the grant date of such Stock Appreciation Right. The holder of an unrelated Stock Appreciation Right shall, subject to the terms and conditions of the Plan and the applicable Agreement, have the right to surrender to the Company for cancellation all or a portion of such Stock Appreciation Right, but only to the extent that such Stock Appreciation Right is then exercisable, and to be paid therefor an amount equal to the excess (if any) of (x) the aggregate Fair Market Value of the shares of Company Stock subject to the Stock Appreciation Right or portion thereof surrendered (determined as of the exercise date), over (y) the aggregate appreciation base of the shares of Company Stock subject to the Stock Appreciation Right or portion thereof surrendered.

(iii) The grant or exercisability of any Stock Appreciation Right shall be subject to such conditions as the Plan Administrator, in its sole discretion, shall determine.

(e) Restricted Stock and Stock Bonus.

(i) The Plan Administrator may grant Restricted Stock awards, alone or in tandem with other Awards under the Plan, subject to such restrictions, terms and conditions, as the Plan Administrator shall determine in its sole discretion and as shall be evidenced by the applicable Agreements. The vesting of a Restricted Stock award granted under the Plan may be conditioned upon the completion of a specified period of employment or service with the Company or any Subsidiary, upon the attainment of specified performance goals, and/or upon such other criteria as the Plan Administrator may determine in its sole discretion.

(ii) Each Agreement with respect to a Restricted Stock award shall set forth the amount (if any) to be paid by the Participant with respect to such Award and when and under what circumstances such payment is required to be made.

(iii) The Plan Administrator may, upon such terms and conditions as the Plan Administrator determines in its sole discretion, provide that a certificate or certificates representing the shares underlying a Restricted Stock award shall be registered in the Participant’s name and bear an appropriate legend specifying that such shares are not transferable and are subject to the provisions of the Plan and the restrictions, terms and conditions set forth in the applicable Agreement, or that such certificate or certificates shall be held in escrow by the Company on behalf of the Participant until such shares become vested or are forfeited. Except as provided in the applicable Agreement, no shares underlying a Restricted Stock award may be assigned, transferred, or otherwise encumbered or disposed of by the Participant until such shares have vested in accordance with the terms of such Award.

(iv) If and to the extent that the applicable Agreement may so provide, a Participant shall have the right to vote and receive dividends on the shares underlying a Restricted Stock award granted under the Plan. Unless otherwise provided in the applicable Agreement, any stock received as a dividend on or in connection with a stock split of the shares underlying a Restricted Stock award shall be subject to the same restrictions as the shares underlying such Restricted Stock award.

(v) The Plan Administrator may grant Stock Bonus awards, alone or in tandem with other Awards under the Plan, subject to such terms and conditions as the Plan Administrator shall determine in its sole discretion and as may be evidenced by the applicable Agreement.

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(f) Performance Awards.

(i) The Plan Administrator may grant Performance Awards, alone or in tandem with other Awards under the Plan, to acquire shares of Company Stock in such amounts and subject to such terms and conditions as the Plan Administrator shall from time to time in its sole discretion determine, subject to the terms of the Plan. To the extent necessary to satisfy the short-term deferral exception to Section 409A of the Code, unless the Plan Administrator shall determine otherwise, the Performance Awards shall provide that payment shall be made within 2 1/2 months after the end of the year in which the Participant has a legally binding vested right to such award.

(ii) In the event that the Plan Administrator grants a Performance Award or other Award (other than Nonqualified Stock Option or Incentive Stock Option or a Stock Appreciation Right) that is intended to constitute qualified performance-based compensation within the meaning Section 162(m) of the Code, the following rules shall apply (as such rules may be modified by the Plan Administrator to conform with Section 162(m) of the Code and the Treasury Regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions thereto): (a) payments under the Performance Award shall be made solely on account of the attainment of one or more objective performance goals established in writing by the Plan Administrator not later than 90 days after the commencement of the period of service to which the Performance Award relates (but in no event after 25% of the period of service has elapsed); (b) the performance goal(s) to which the Performance Award relates shall be based on one or more of the following business criteria applied to the Participant and/or a business unit or the Company and/or a Subsidiary: (1) business development progress, (2) sales, (3) sales growth, (4) earnings growth, (5) cash flow or cash position, (6) gross margins, (7) stock price, (8) financings (issuance of debt or equity), (9) market share, (10) total stockholder return, (11) net revenues, (12) earnings per share of Company Stock; (13) net income (before or after taxes), (14) return on assets, (15) return on sales, (16) equity or investment, (17) improvement of financial ratings, (18) achievement of balance sheet or income statement objectives, (19) total stockholder return, (20) earnings from continuing operations; levels of expense, cost or liability, (21) earnings before all or any interest, taxes, depreciation and/or amortization (“EBIT”, “EBITA” or “EBITDA”), (22) cost reduction goals, (23) business development goals (including without limitation product launches and other business development-related opportunities), (24) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures, (25) meeting specified market penetration or value added goals, (26) any combination of, or a specified increase or decrease of one or more of the foregoing over a specified period, and (27) such other criteria as the stockholders of the Company may approve; in each case as applicable, as determined in accordance with generally accepted accounting principles; and (c) once granted, the Plan Administrator may not have discretion to increase the amount payable under such Award, provided, however, that whether or not an Award is intended to constitute qualified performance-based compensation within the meaning of Section 162(m) of the Code, the Plan Administrator, to the extent provided by the Plan Administrator at the time the Award is granted or as otherwise permitted under Section 162(m) of the Code, shall have the authority to make appropriate adjustments in performance goals under an Award to reflect the impact of extraordinary items not reflected in such goals. For purposes of the Plan, extraordinary items shall be defined as (1) any profit or loss attributable to acquisitions or dispositions of stock or assets, (2) any changes in accounting standards that may be required or permitted by the Financial Accounting Standards Board or adopted by the Company after the goal is established, (3) all items of gain, loss or expense for the year related to restructuring charges for the Company, (4) all items of gain, loss or expense for the year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, (5) all items of gain, loss or expense for the year related to discontinued operations that do not qualify as a segment of a business as defined in APB Opinion No. 30, and (6) such other items as may be prescribed by Section 162(m) of the Code and the Treasury Regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions and any changes thereto. The Plan Administrator shall, prior to making payment under any award under this Section 6(f), certify in writing that all applicable performance goals have been attained. Notwithstanding anything to the contrary contained in the Plan or in any applicable Agreement, no dividends or dividend equivalents will be paid with respect to unvested Performance Awards.

(g) Other Stock-Based Award; Cash-Based Award; Restricted Stock Units .

(i) Other Stock-Based Awards; Cash-Based Awards . The Plan Administrator is authorized to grant Awards to Participants in the form of Other Stock-Based Awards or Other Cash-Based Awards, as deemed by the Plan Administrator to be consistent with the purposes of the Plan. To the extent necessary to satisfy the short-term deferral exception to Section 409A of the Code, unless the Plan Administrator shall determine otherwise, the awards shall provide that payment shall be made within 2½ months after the end of the year in which the Participant has a legally binding vested right to such award. With respect to Other Cash-Based Awards intended to qualify as performance based compensation under Section 162(m) of the Code, (i) the maximum value of the aggregate payment that any Participant may receive with respect to any such Other Cash-Based Award shall be in such amounts and subject to such terms and conditions as the Board of Directors or the Plan Administrator shall determine; (ii) the maximum value of the aggregate payment that any Participant may receive with respect to any such Other Cash-Based Award that is a Long-Term Incentive Award is the highest amount paid pursuant to clause (i) above multiplied by a fraction, the numerator of which is the number of months in the performance period and the denominator of which is twelve, and (iii) such additional rules set forth in Section 6(f) applicable to Awards intended to qualify as performance-based compensation under Section 162(m) shall apply. The Plan Administrator may establish such other rules applicable to the Other Stock-Based Awards or Cash-Based Awards to the extent not inconsistent with Section 162(m) of the Code.

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(ii) Grant of Restricted Stock Units . A restricted stock unit (“ Restricted Stock Unit ”) represents the right to receive from the Company on the respective scheduled vesting or payment date for such Restricted Stock Unit, one share of Common Stock, or in the Plan Administrator’s discretion, the payment of cash for each unit in an amount equal to the price of one share of Common Stock. An Award of a Restricted Stock Unit may be subject to the attainment of specified performance goals or targets, forfeitability provisions and such other terms and conditions as the Plan Administrator may determine, subject to the provisions of this Plan. At the time an Award of Restricted Stock Units is made, the Plan Administrator shall establish a period of time during which the restricted stock units shall vest and the timing for settlement of the Restricted Stock Unit, which shall be set forth in the applicable Restricted Stock Unit award agreement.

(iii) Dividend Equivalent Accounts–Restricted Stock Units . Subject to the terms and conditions of this Plan and the applicable Restricted Stock Unit award agreement, as well as any procedures established by the Plan Administrator, prior to the expiration of the applicable vesting period of an Restricted Stock Unit, the Plan Administrator may determine to pay dividend equivalent rights with respect to Restricted Stock Units, in which case, the Company shall establish an account for the participant and reflect in that account any securities, cash or other property comprising any dividend or property distribution with respect to the shares of Common Stock underlying each Restricted Stock Unit. Each amount or other property credited to any such account shall be subject to the same vesting conditions as the Restricted Stock Unit to which it relates. The participant shall have the right to be paid the amounts or other property credited to such account upon vesting of the subject Restricted Stock Unit.

(iv) Rights as a Stockholder–Restricted Stock Units . Subject to the restrictions imposed under the terms and conditions of this Plan and the applicable Restricted Stock Unit award agreement, each participant receiving Restricted Stock Units shall have no rights as a stockholder with respect to such Restricted Stock Units until such time as shares of Common Stock are issued to the participant. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such award. Except as otherwise provided in the applicable award agreement, shares of Common Stock issuable under an Restricted Stock Unit shall be treated as issued on the first date that the holder of the Restricted Stock Unit is no longer subject to a substantial risk of forfeiture as determined for purposes of Section 409A of the Code, and the holder shall be the owner of such shares of Common Stock on such date. An award agreement may provide that issuance of shares of Common Stock under an Restricted Stock Unit may be deferred beyond the first date that the Restricted Stock Unit is no longer subject to a substantial risk of forfeiture, provided that such deferral is structured in a manner that is intended to comply with the requirements of Section 409A of the Code.

(h) Exercisability of Awards; Cancellation of Awards in Certain Cases.

(i) Except as hereinafter provided, each Agreement with respect to an Option or Stock Appreciation Right shall set forth the period during which and the conditions subject to which the Option or Stock Appreciation Right evidenced thereby shall be exercisable, and each Agreement with respect to a Restricted Stock award, Stock Bonus award, Performance Award or other Award shall set forth the period after which and the conditions subject to which amounts underlying such Award shall vest or be deliverable, all such periods and conditions to be determined by the Plan Administrator in its sole discretion.

(ii) Except as provided in Section 7(d) hereof, no Option or Stock Appreciation Right may be exercised and no shares of Company Stock underlying any other Award under the Plan may vest or become deliverable more than ten years after the date of grant (the “Stated Expiration Date”).

(iii) Except as provided in Section 7 hereof, no Option or Stock Appreciation Right may be exercised and no shares of common stock underlying any other Award under the Plan may vest or become deliverable unless the Participant is at such time in the employ (for Participants who are employees) or service (for Participants who are Nonemployee Directors or consultants) of the Company or a Subsidiary (or a company, or a parent or subsidiary company of such company, issuing or assuming the relevant right or award in a Change in Control) and has remained continuously so employed or in service since the relevant date of grant of the Award.

(iv) An Option or Stock Appreciation Right shall be exercisable by the filing of a written notice of exercise or a notice of exercise in such other manner with the Company, on such form and in such manner as the Plan Administrator shall in its sole discretion prescribe, and by payment in accordance with Section 6(i) hereof.

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(v) Unless the applicable Agreement provides otherwise, the “Option exercise date” and the “Stock Appreciation Right exercise date” shall be the date that the written notice of exercise, together with payment, are received by the Company.

(i) Payment of Award Price.

(i) Unless the applicable Agreement provides otherwise or the Plan Administrator in its sole discretion otherwise determines, any written notice of exercise of an Option or Stock Appreciation Right must be accompanied by payment of the full Option or Stock Appreciation Right exercise price.

(ii) Payment of the Option exercise price and of any other payment required by the Agreement to be made pursuant to any other Award shall be made in any combination of the following: (a) by certified or official bank check payable to the Company (or the equivalent thereof acceptable to the Plan Administrator), (b) with the consent of the Plan Administrator in its sole discretion, by personal check (subject to collection) which may in the Plan Administrator’s discretion be deemed conditional, (c) unless otherwise provided in the applicable Agreement, and as permitted by the Plan Administrator, by delivery of previously-acquired shares of common stock owned by the Participant having a Fair Market Value (determined as of the Option exercise date, in the case of Options, or other relevant payment date as determined by the Plan Administrator, in the case of other Awards) equal to the portion of the exercise price being paid thereby; and/or (d) unless otherwise provided in applicable agreement, and as permitted by the Plan Administrator, on a net-settlement basis with the Company withholding the amount of common stock sufficient to cover the exercise price and tax withholding obligation. Payment in accordance with clause (a) of this Section 6(i)(ii) may be deemed to be satisfied, if and to the extent that the applicable Agreement so provides or the Plan Administrator permits, by delivery to the Company of an assignment of a sufficient amount of the proceeds from the sale of Company Stock to be acquired pursuant to the Award to pay for all of the Company Stock to be acquired pursuant to the Award and an authorization to the broker or selling agent to pay that amount to the Company and to effect such sale at the time of exercise or other delivery of shares of Company Stock.

7. Termination of Employment.

(a) Unless the applicable Agreement provides otherwise or the Plan Administrator in its sole discretion determines otherwise, upon termination of a Participant’s employment or service with the Company and its Subsidiaries by the Company or its Subsidiary for Cause (or in the case of a Nonemployee Director upon such Nonemployee Director’s failure to be renominated as Nonemployee Director of the Company), the portions of outstanding Options and Stock Appreciation Rights granted to such Participant that are exercisable as of the date of such termination of employment or service shall remain exercisable, and any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof that is vested as of the date of such termination of employment or service, may be given, for a period of thirty (30) days from and including the date of termination of employment or service (and shall thereafter terminate). All portions of outstanding Options or Stock Appreciation Rights granted to such Participant which are not exercisable as of the date of such termination of employment or service, and any other outstanding Award which is not vested as of the date of such termination of employment or service shall terminate upon the date of such termination of employment or service.

(b) Unless the applicable Agreement provides otherwise or the Plan Administrator in its sole discretion determines otherwise, upon termination of the Participant’s employment or service with the Company and its Subsidiaries for any reason other than as described in subsection (a), (c), (d) or (e) hereof, the portions of outstanding Options and Stock Appreciation Rights granted to such Participant that are exercisable as of the date of such termination of employment or service shall remain exercisable for a period of ninety (90) days (and shall terminate thereafter), and any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof vested as of the date of termination of employment or service may be given, for a period of ninety (90) days from and including the date of termination of employment or service (and shall terminate thereafter). All additional portions of outstanding Options or Stock Appreciation Rights granted to such Participant which are not exercisable as of the date of such termination of employment or service, and any other outstanding Award which is not vested as of the date of such termination of employment or service shall terminate upon the date of such termination of employment or service.

(c) Unless the applicable Agreement provides otherwise or the Plan Administrator in its sole discretion determines otherwise, if the Participant voluntarily Retires with the consent of the Company or the Participant’s employment or service terminates due to Disability, all outstanding Options, Stock Appreciation Rights and all other outstanding Awards (except, in the event a Participant voluntarily Retires, with respect to Awards (other than Options and Stock Appreciation Rights) intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code) granted to such Participant shall continue to vest in accordance with the terms of the applicable Agreements. The Participant shall be entitled to exercise each such Option or Stock Appreciation Right and to make any payment, give any notice or to satisfy other condition under each such other Award, in each case, for a period of six months from and including the later of (i) date such entire Award becomes vested or exercisable in accordance with the terms of such Award and (ii) the date of Retirement, and thereafter such Awards or parts thereof shall be canceled. Notwithstanding the foregoing, the Plan Administrator may in its sole discretion provide for a longer or shorter period for exercise of an Option or Stock Appreciation Right or may permit a Participant to continue vesting under an Option, Stock Appreciation Right or Restricted Stock award or to make any payment, give any notice or to satisfy other condition under any other Award. The Plan Administrator may in its sole discretion, and in accordance with Section 409A of the Code, determine (i) for purposes of the Plan, whether any termination of employment or service is a voluntary Retirement with the Company’s consent or is due to Disability for purposes of the Plan, (ii) whether any leave of absence (including any short-term or long-term Disability or medical leave) constitutes a termination of employment or service, or a failure to have remained continuously employed or in service, for purposes of the Plan (regardless of whether such leave or status would constitute such a termination or failure for purposes of employment law), (iii) the applicable date of any such termination of employment or service, and (iv) the impact, if any, of any of the foregoing on Awards under the Plan.

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(d) Unless the applicable Agreement provides otherwise or the Plan Administrator in its sole discretion determines otherwise, if the Participant’s employment or service terminates by reason of death, or if the Participant’s employment or service terminates under circumstances providing for continued rights under subsection (b), (c) or (e) of this Section 7 and during the period of continued rights described in subsection (b), (c) or (e) the Participant dies, all outstanding Options, Restricted Stock and Stock Appreciation Rights granted to such Participant shall vest and become fully exercisable, and any payment or notice provided for under the terms of any other outstanding Award may be immediately paid or given and any condition may be satisfied, by the person to whom such rights have passed under the Participant’s will (or if applicable, pursuant to the laws of descent and distribution) for a period of one year from and including the date of the Participant’s death and thereafter all such Awards or parts thereof shall be canceled.

(e) Unless the applicable Agreement provides otherwise or the Plan Administrator in its sole discretion determines otherwise, upon termination of a Participant’s employment or service with the Company and its Subsidiaries (i) by the Company or its Subsidiaries without Cause (including, in case of a Nonemployee Director, the failure to be elected as a Nonemployee Director) or (ii) by the Participant for “good reason” or any like term as defined under any employment agreement with the Company or a Subsidiary to which a Participant may be a party to, the portions of outstanding Options and Stock Appreciation Rights granted to such Participant which are exercisable as of the date of termination of employment or service of such Participant shall remain exercisable, and any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof vested as of the date of termination of employment or service may be given, for a period of three (3) months from and including the date of termination of employment or service and shall terminate thereafter. Unless the applicable Agreement provides otherwise or the Plan Administrator in its sole discretion determines otherwise, any other outstanding Award shall terminate as of the date of such termination of employment or service.

(f) Notwithstanding anything in this Section 7 to the contrary, no Option or Stock Appreciation Right may be exercised and no shares of Company Stock underlying any other Award under the Plan may vest or become deliverable past the Stated Expiration Date.

8. Effect of Change in Control .

Unless otherwise determined in an Award Agreement, in the event of a Change in Control:

(a) With respect to each outstanding Award that is assumed or substituted in connection with a Change in Control, in the event of a termination of a Participant’s employment or service by the Company without Cause during the 24-month period following such Change in Control, on the date of such termination (i) such Award shall become fully vested and, if applicable, exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such Award granted shall lapse, and (iii) any performance conditions imposed with respect to Awards shall be deemed to be fully achieved at target levels.

(b) With respect to each outstanding Award that is not assumed or substituted in connection with a Change in Control, immediately upon the occurrence of the Change in Control, (i) such Award shall become fully vested and, if applicable, exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such Award granted shall lapse, and (iii) any performance conditions imposed with respect to Awards shall be deemed to be fully achieved at target levels.

(c) For purposes of this Section 8, an Award shall be considered assumed or substituted for if, following the Change in Control, the Award remains subject to the same terms and conditions that were applicable to the Award immediately prior to the Change in Control except that, if the Award related to Shares, the Award instead confers the right to receive common stock of the acquiring entity.

(d) Notwithstanding any other provision of the Plan: (i) in the event of a Change in Control, except as would otherwise result in adverse tax consequences under Section 409A of the Code, the Board may, in its sole discretion, provide that each Award shall, immediately upon the occurrence of a Change in Control, be cancelled in exchange for a payment in cash or securities in an amount equal to (x) the excess of the consideration paid per Share in the Change in Control over the exercise or purchase price (if any) per Share subject to the Award multiplied by (y) the number of Shares granted under the Award and (ii) with respect to any Award that constitutes a deferral of compensation subject to Section 409A of the Code, in the event of a Change in Control that does not constitute a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company under Section 409A(a)(2)(A)(v) of the Code and regulations thereunder, such Award shall be settled in accordance with its original terms or at such earlier time as permitted by Section 409A of the Code.

B- 10

9. Miscellaneous.

(a) Agreements evidencing Awards under the Plan shall contain such other terms and conditions, not inconsistent with the Plan, as the Plan Administrator may determine in its sole discretion, including penalties for the commission of competitive acts or other actions detrimental to the Company. Notwithstanding any other provision hereof, the Plan Administrator shall have the right at any time to deny or delay a Participant’s exercise of Options if such Participant is reasonably believed by the Plan Administrator (i) to be engaged in material conduct adversely affecting the Company or (ii) to be contemplating such conduct, unless and until the Plan Administrator shall have received reasonable assurance that the Participant is not engaged in, and is not contemplating, such material conduct adverse to the interests of the Company.

(b) participants are and at all times shall remain subject to the trading window policies adopted by the Company from time to time throughout the period of time during which they may exercise Options, Stock Appreciation Rights or sell shares of Company Stock acquired pursuant to the Plan.

10. No Special Employment Rights, No Right to Award .

(a) Nothing contained in the Plan or any Agreement shall confer upon any Participant any right with respect to the continuation of employment or service by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or service or to increase or decrease the compensation of the Participant.

(b) No person shall have any claim or right to receive an Award hereunder. The Plan Administrator’s granting of an Award to a Participant at any time shall neither require the Plan Administrator to grant any other Award to such Participant or other person at any time or preclude the Plan Administrator from making subsequent grants to such Participant or any other person.

11. Securities Matters ..

(a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Company Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Plan Administrator may require, as a condition of the issuance and delivery of certificates evidencing shares of Company Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Plan Administrator, in its sole discretion, deems necessary or desirable.

(b) The transfer of any shares of Company Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Plan Administrator may, in its sole discretion, defer the effectiveness of any transfer of shares of Company Stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Plan Administrator shall inform the Participant in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Award, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

12. Withholding Taxes .

(a) Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto.

B- 11

(b) Whenever shares of Company Stock are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. With the approval of the Plan Administrator, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery shares of Company Stock having a value equal to the minimum amount of tax required to be withheld. Such shares shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Award.

13. Non-Competition and Confidentiality .

By accepting Awards and as a condition to the exercise of Awards and the enjoyment of any benefits of the Plan, including participation therein, each Participant agrees to be bound by and subject to non-competition, confidentiality and invention ownership agreements acceptable to the Plan Administrator or any officer or director to whom the Plan Administrator elects to delegate such authority.

14. Notification of Election Under Section 83(b) of the Code .

If any Participant shall, in connection with the acquisition of shares of Company Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service.

15. Amendment or Termination of the Plan .

The Board of Directors or the Plan Administrator may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that the requisite stockholder approval shall be required if and to the extent the Board of Directors or Plan Administrator determines that such approval is appropriate or necessary for purposes of satisfying Sections 162(m) or 422 of the Code or Rule 16b-3 or other applicable law. Awards may be granted under the Plan prior to the receipt of such stockholder approval of the Plan but each such grant shall be subject in its entirety to such approval and no Award may be exercised, vested or otherwise satisfied prior to the receipt of such approval. No amendment or termination of the Plan may, without the consent of a Participant, adversely affect the Participant’s rights under any outstanding Award.

16. Transfers Upon Death; Nonassignability .

(a) A Participant may file with the Plan Administrator a written designation of a beneficiary on such form as may be prescribed by the Plan Administrator and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, upon the death of a Participant, outstanding Awards granted to such Participant may be exercised only by the executor or administrator of the Participant’s estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Plan Administrator shall have been furnished with written notice thereof and with a copy of the will and/or such evidence as the Plan Administrator may deem necessary to establish the validity of the transfer and an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award.

(b) During a Participant’s lifetime, the Plan Administrator may, in its discretion, pursuant to the provisions set forth in this clause (b), permit the transfer, assignment or other encumbrance of an outstanding Option unless such Option is an Incentive Stock Option and the Plan Administrator and the Participant intends that it shall retain such status. Subject to the approval of the Plan Administrator and to any conditions that the Plan Administrator may prescribe, a Participant may, upon providing written notice to the General Counsel of the Company, elect to transfer any or all Options granted to such Participant pursuant to the Plan to members of his or her immediate family, including, but not limited to, children, grandchildren and spouse or to trusts for the benefit of such immediate family members or to partnerships in which such family members are the only partners; provided, however, that no such transfer by any Participant may be made in exchange for consideration. Any such transferee must agree, in writing, to be bound by all provisions of the Plan.

17. Effective Date and Term of Plan .

The Plan shall become effective on the Effective Date, but the Plan shall be subject to the requisite approval of the stockholders of the Company at the Company’s next Annual Meeting of its stockholders. In the absence of such approval, such Awards shall be null and void. Unless earlier terminated by the Board of Directors, the right to grant Awards under the Plan shall terminate on the tenth anniversary of the Effective Date. Awards outstanding at Plan termination shall remain in effect according to their terms and the provisions of the Plan.

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18. Applicable Law ..

Except to the extent preempted by any applicable federal law, the Plan shall be construed and administered in accordance with the laws of the State of Delaware, without reference to its principles of conflicts of law.

19. Participant Rights .

(a) No Participant shall have any claim to be granted any award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by any award until the date of the issuance of a Company Stock certificate to him or her for such shares.

(b) Determinations by the Plan Administrator under the Plan relating to the form, amount and terms and conditions of grants and Awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive grants and awards under the Plan, whether or not such persons are similarly situated.

20. Unfunded Status of Awards .

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company.

21. No Fractional Shares .

No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan. The Plan Administrator shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

22. Interpretation ..

The Plan is designed and intended to the extent applicable, to comply with Section 162(m) of the Code, and to provide for grants and other transactions which are exempt under Rule 16b-3, and all provisions hereof shall be construed in a manner to so comply. Awards under the Plan are intended to comply with Code Section 409A to the extent subject thereto and the Plan and all Awards shall be interpreted in accordance with Code Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the effective date of the Plan. Notwithstanding any provision in the Plan to the contrary, no payment or distribution under this Plan that constitutes an item of deferred compensation under Code Section 409A and becomes payable by reason of a Participant’s termination of employment or service with the Company will be made to such Participant until such Participant’s termination of employment or service constitutes a “separation from service” (as defined in Code Section 409A). For purposes of this Plan, each amount to be paid or benefit to be provided shall be construed as a separate identified payment for purposes of Code Section 409A. If a participant is a “specified employee” (as defined in Code Section 409A), then to the extent necessary to avoid the imposition of taxes under Code Section 409A, such Participant shall not be entitled to any payments upon a termination of his or her employment or service until the earlier of: (i) the expiration of the six (6)-month period measured from the date of such Participant’s “separation from service” or (ii) the date of such Participant’s death. Upon the expiration of the applicable waiting period set forth in the preceding sentence, all payments and benefits deferred pursuant to this Section 22 (whether they would have otherwise been payable in a single lump sum or in installments in the absence of such deferral) shall be paid to such Participant in a lump sum as soon as practicable, but in no event later than sixty (60) calendar days, following such expired period, and any remaining payments due under this Plan will be paid in accordance with the normal payment dates specified for them herein.

********

Approved and adopted by the Board of Directors this 27 th day of April, 2018.

B- 13

ANNUAL MEETING OF STOCKHOLDERS OF

CAVITATION TECHNOLOGIES, INC.

JUNE 27, 2018

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:

The Notice of Meeting, proxy statement and proxy card

are available at www.stocktrack.simplyvoting.com

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

THE BOARD OF DIRECTORS OF CAVITATION TECHNOLOGIES, INC.
RECOMMENDS THAT YOU VOTE
FOR ALL NOMINEES LISTED IN PROPOSAL 1,
FOR PROPOSALS 2, 3 and 4
FOR 3 YEARS ON PROPOSAL 5

PROPOSAL 1. Election of the following director nominees to serve for the following year and until his or her successor is elected:

Nominees are: Igor Gorodinitsky and James Fuller

FOR ALL NOMINEES	WITHHOLD AUTHORITY FOR ALL NOMINEES	WITHHELD FOR THE FOLLOWING ONLY: (WRITE THE NAME(S) OF THE NOMINEE(S) IN THE SPACE BELOW)
☐	☐

PROPOSAL 2. Ratification of the selection of Weinberg & Company, P.A. as our independent registered public accounting firm for our fiscal year ending June 30, 2019.

FOR	AGAINST	ABSTAIN
☐	☐	☐

PROPOSAL 3. Approval (in the event it is deemed advisable by our Board of Directors) an amendment to our articles of incorporation, to effect a reverse stock split of our issued and outstanding shares of common stock at a ratio to be determined in the discretion of our Board of Directors within a range of one (1) share of Common Stock for every four (4) to ten (10) shares of common stock.

FOR	AGAINST	ABSTAIN
☐	☐	☐

PROPOSAL 4. Approval of an adjournment of the Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal 3.

FOR	AGAINST	ABSTAIN
☐	☐	☐

PROPOSAL 5. Approval of the 2018 Stock Incentive Plan;

FOR	AGAINST	ABSTAIN
☐	☐	☐

PROPOSAL 6. Approval, on an advisory basis, of the Named Executive Officers’ compensation.

FOR	AGAINST	ABSTAIN
☐	☐	☐

PROPOSAL 7. Approval, on an advisory basis, of the frequency of holding an advisory vote on executive compensation.

1 YEAR	2 YEARS	3 YEARS	ABSTAIN
☐	☐	☐	☐

Dated:

Signature(s) of Stockholder(s)

Title:

Please mark, date and sign exactly as your name appears on this proxy card and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by a duly authorized officer. If shares are held jointly, each stockholder named should sign.

2018 ANNUAL MEETING ADMISSION TICKET

CAVITATION TECHNOLOGIES, INC.

2018 ANNUAL MEETING OF STOCKHOLDERS

June 27, 2018

9:30 a.m. (Eastern Time)

The Chrysler Building, 405 Lexington Avenue, 26 th Floor, New York, New York 10174

Please present this ticket for admittance to the 2018 Annual Meeting of Stockholders.

CAVITATION TECHNOLOGIES, INC.

ANNUAL MEETING OF STOCKHOLDERS

JUNE 27, 2018

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Cavitation Technologies, Inc., a Nevada corporation, hereby (1) acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement and (2) appoints Igor Gorodinitsky and Naum Voloshin, or either of them, as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of common stock of Cavitation Technologies, Inc. held of record by the undersigned at the close of business on May 1, 2018, at the Annual Meeting of Stockholders to be held at the offices of the Company’s counsel Gracin & Marlow, LLP, 405 Lexington Avenue, 26 th Floor, New York, New York 10174 on June 27, 2018, and at any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)